    As filed with the Securities and Exchange Commission on March 13, 1998

                                          Registration No. _____________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
                      Pre-Effective Amendment No. _____              [ ]
                     Post-Effective Amendment No. _____              [ ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                            Amendment No. _____                      [ ]


                     NUVEEN TAX-DEFERRED INVESTMENT TRUST
              (Exact Name of Registrant as Specified in Charter)

                             333 West Wacker Drive
                               Chicago, Illinois          60606
             (Address of Principal Executive Offices)  (Zip Code)


                                 (312) 917-7700
              (Registrant's Telephone Number, Including Area Code)

                                                        Copies to:

               Gifford R. Zimmerman                  Cathy G. O'Kelly
                Vice President and               222 North LaSalle Street
                Assistant Secretary                     Suite 2600
               333 West Wacker Drive             Chicago, Illinois  60601
             Chicago, Illinois  60606
      (Name and Address of Agent for Service)

It is proposed that this filing become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  On (date) pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  On (date) pursuant to paragraph (a)(1) of Rule 485
[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   CONTENTS
                                      OF
                            REGISTRATION STATEMENT


     The Registration Statement is comprised of the following papers and contents:

         The Facing Sheet
         Part A-Prospectus for the Nuveen Tax-Deferred Investment Trust Part B-Statement of Additional Information
         Part C-Other Information
         Signatures
         Index to Exhibits
         Exhibits

                     NUVEEN TAX-DEFERRED INVESTMENT TRUST
                      Registration Statement on Form N-1A

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)



 N-1A
Item No.                                                      Caption
--------                                                     ----------


PART A       INFORMATION REQUIRED IN A PROSPECTUS

1.           Cover Page                                       Cover Page

2.           Synopsis                                         *

3.           Condensed Financial Information                  *

4.           General Description of Registrant                The Portfolios:
                                                              Strategic Income
                                                              Portfolio, Balanced
                                                              Portfolio, Growth
                                                              and Income Portfolio,
                                                              Blue Chip Growth
                                                              Portfolio, European Value
                                                              Portfolio, International
                                                              Equity Portfolio; How
                                                              to Determine Which
                                                              Portfolios Are
                                                              Right For You;
                                                              What Securities We
                                                              Invest In; How We
                                                              Select Investments;
                                                              What the Risks Are;
                                                              Organization of
                                                              the Trust

5.           Management of the Fund                           Who Manages the
                                                              Portfolios; Management
                                                              Fees; Trust Service
                                                              Providers

5A.          Management's Discussion of Fund                  *
             Performance

6.           Capital Stock and Other Securities               Cover Page;
                                                              Distributions and
                                                              Taxes; Organization of
                                                              the Trust

7.           Purchase of Securities Being Offered             Purchases and
                                                              Redemptions; Net Asset
                                                              Value

8.           Redemption or Repurchase                         Purchases and
                                                              Redemptions

9.           Pending Legal Proceedings                        *

PART B       INFORMATION REQUIRED IN A STATEMENT OF
             ADDITIONAL INFORMATION




10.          Cover Page                                Cover Page

11.          Table of Contents                         Cover Page

12.          General Information and History           *

13.          Investment Objectives and Policies        Investment Policies
                                                       and Restrictions;
                                                       Investment Policies
                                                       and Techniques

14.          Management of the Registrant

15.          Control Persons and Principal Holders of  Management
             Securities

16.          Investment Advisory and Other Services    Trust Manager and
                                                       Portfolio Managers;
                                                       Independent Public
                                                       Accountants and
                                                       Custodian

17.          Brokerage Allocation and Other Practices  Portfolio Transactions

18.          Capital Stock and Other Securities        Tax Matters; See Cover
                                                       Page and "Organization
                                                       of the Trust" in the
                                                       Prospectus

19.          Purchase, Redemption and Pricing of       Net Asset Value
             Securities Being Offered

20.          Tax Status                                Tax Matters

21.          Underwriters                              *

22.          Calculation of Performance Data           Performance
                                                       Information

23.          Financial Statements                      To Be Filed By Post-
                                                       Effective Amendment

PART C       OTHER INFORMATION


Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

*Omitted from the Prospectus or the Statement of Additional Information because the Item is not applicable.

                Nuveen Tax-Deferred Investment Trust

                         , 1998

                PROSPECTUS

                The Nuveen Tax-Deferred Investment Trust (the "Trust"), a Mas-sachusetts business trust, is a mutual fund that provides a range of investment objectives through six separate investment portfolios (each a "Portfolio," and collectively, the "Portfo-lios"). The Trust is sponsored by John Nuveen & Co. Incorpo-rated ("Nuveen"). Shares of the Trust are not offered directly to the public but are currently made available only to insur-ance companies in connection with their variable insurance contracts.

                The investment objective and primary investments of each of the Portfolios are as follows:

                . The Strategic Income Portfolio seeks to provide current in-
                  come and long-term growth of income and capital by investing in a diversified portfolio consisting primarily of income-producing securities, including equity and fixed-income se-curities.

                . The Balanced Portfolio seeks to provide over time an attrac-
                  tive total return by investing in a diversified portfolio of equity securities, taxable fixed-income securities, and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

                . The Growth and Income Portfolio seeks to provide over time a superior total return with moderated risk by investing in a diversified portfolio consisting primarily of equity securi-ties of domestic companies with market capitalizations of at least $500 million. Under normal market conditions, in seek-ing to reduce volatility and preserve capital, the Portfolio may also invest up to 35% of its net assets in short-term fixed-income securities.

                . The Blue Chip Growth Portfolio seeks to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. se-curities markets of large capitalization companies that have a history of consistent earnings and dividend growth.

                . The European Value Portfolio seeks to provide a superior to-
                  tal return, with moderated risk, by investing in a diversi-fied portfolio consisting primarily of equity securities of established, well-known European companies with market capi-talizations of at least $1 billion. Under normal market con-ditions, in seeking to reduce volatility and preserve capi-tal, the Portfolio may also invest up to 35% of its net as-sets in short-term fixed-income securities.

                . The International Equity Portfolio seeks to provide a high level of total return by investing in a diversified portfo-lio consisting primarily of foreign equity securities.

                This prospectus contains information you should know before you invest in any of the Portfolios. Please keep it for future reference. You can find more detailed information about the Trust and each of its Portfolios in the current Statement of Additional Information ("SAI") that has been filed electroni-cally with the Securities and Exchange Commission and is le-gally part of this prospectus. The Commission maintains a Website (http://www.sec.gov) where you can obtain all informa-tion about the Trust filed electronically with the Commission.

                If you have questions about investing in any of the Portfo-lios, or if you want a free copy of the SAI, write to the Nuveen Mutual Funds, 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen toll free at (800) 621-7227.

                Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commis-sion or any state securities commission, nor has the Securi-ties and Exchange Commission or any state securities commis-sion passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   TABLE OF CONTENTS

                   SUMMARY INFORMATION ABOUT THE PORTFOLIOS
                   SECTION 1  THE PORTFOLIOS
                   This section provides you with an overview of the Portfo-lios including investment objectives, portfolio holdings, and historical performance information.

               Strategic Income Portfolio...................................   4
               Balanced Portfolio...........................................   4
               Growth and Income Portfolio..................................   6
               Blue Chip Growth Portfolio...................................   7
               European Value Portfolio.....................................   8
               International Equity Portfolio...............................   9
               How To Determine Which Portfolios Are Right For You..........  10

                   SECTION 2  HOW WE MANAGE YOUR INVESTMENT
                   This section gives you a detailed discussion of our invest-
                   ment and risk management strategies.
               Who Manages the Portfolios...................................  11
               What Securities We Invest In.................................  11
               What the Risks Are...........................................  14
               Management Fees..............................................  15

                   SECTION 3  GENERAL INFORMATION
                   This section summarizes how to purchase and redeem Portfo-
                   lio shares, the Portfolios' distribution policies, and
                   other general information about the Portfolios.
               Purchases and Redemptions....................................  15
               Net Asset Value..............................................  16
               Distributions and Taxes......................................  16
               How the Portfolios Show Performance..........................  17
               Organization of the Trust....................................  17
               Trust Service Providers......................................  18

                                      ---

SUMMARY INFORMATION ABOUT THE PORTFOLIOS

A summary of each Portfolio's investment objective, primary investments, and portfolio manager appears below. This chart is only a summary. You should also read the complete description of each Portfolio's investment objective and policies, which begins on the next page, and related information in this pro-spectus. The Portfolios may not realize their objectives.

----------------------------------------------------------------------------------------------------
                                                                             PORTFOLIO MANAGER/
PORTFOLIO             OBJECTIVE                PRIMARY INVESTMENTS           STYLE
----------------------------------------------------------------------------------------------------
Strategic Income      Current income and long- Income-producing securities,  Nuveen Institutional
                      term growth of income    including equity and fixed-   Advisory Corp./
                      and capital              income securities             Value
Balanced              Attractive total return  Equity securities of          Institutional Capital
                                               established, well-known,      Corporation/
                                               domestic companies and        Value
                                               taxable fixed-income
                                               securities
Growth and Income     Superior total return    Equity securities of          Institutional Capital
                      with moderated risk      established, well-known,      Corporation/
                                               domestic companies, and       Large Cap Value
                                               short-term fixed-income
                                               securities
Blue Chip Growth      Long-term growth of      Equity securities of          Rittenhouse Financial
                      capital                  established, well-known,      Services, Inc./
                                               U.S. traded companies that    Large Cap Growth
                                               have a history of consistent
                                               earnings and dividend growth
European Value        Superior total return    Equity securities of          Institutional Capital
                      with moderated risk      established, well-known,      Corporation/
                                               European companies, and       Large Cap Value
                                               short-term fixed-income
                                               securities
International Equity  High level of total      Foreign equity securities     TBD (to be determined)/
                      return                                                 TBD (to be determined)
----------------------------------------------------------------------------------------------------

                                      ---

SECTION 1 THE PORTFOLIOS

Your personal investment circumstances, along with the advice of your personal financial adviser, will determine which of the Portfolios you should consider. This section provides you with an overview of the Portfolios that can help you evaluate how to allocate your investment. Each Portfolio's investment objec-tive may not be changed without the approval of its shareholders. The Portfo-lios may not realize their objectives.

STRATEGIC INCOME PORTFOLIO


INVESTMENT OBJECTIVE
The Strategic Income Portfolio seeks to provide current income and long-term growth of income and capital.

HOW THE PORTFOLIO IS INVESTED
The Portfolio will invest substantially all (at least 80%) of its assets in income-producing securities. Although the relative percentages of each type of security held will fluctuate, under normal market conditions, the Portfolio will invest at least 60% of its assets in equity securities and at least 25% of its assets in fixed-income securities.

The Portfolio will not invest 25% or more of its assets in securities of is-suers in any one industry. For purposes of this restriction, the electric, natural gas, and telecommunications industries will each be considered sepa-rate industries.

The Portfolio may invest up to 20% of its assets in foreign securities traded in the U.S., including American Depositary Receipts ("ADRs"), and up to 20% of its assets in non-investment grade fixed-income securities. For a more de-tailed discussion of the Portfolio's investments, see "How We Manage Your In-vestment" later in this prospectus.

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE
Nuveen Institutional Advisory Corp. ("NIAC") manages the Portfolio's invest-ments. NIAC, a wholly owned subsidiary of Nuveen, currently manages other in-vestment companies. Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securities. Over 1,000,000 indi-viduals have invested to date in Nuveen investment products. For more informa-tion about NIAC, see "Who Manages the Portfolios" later in this prospectus.

We manage the Portfolio as a whole to pursue its objective. Accordingly, each individual security purchased may not meet each portion of the objective.

BENCHMARK RETURNS

---------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
---------------------------------------------------------
                            1-YEAR 5-YEAR 10-YEAR 20-YEAR
---------------------------------------------------------
Lipper Equity Income Index  27.51% 17.30% 15.45%  15.52%
Lehman Brothers Aggregate
 Bond Index                  9.65%  7.48%  9.18%   9.81%
S&P 500                     33.36% 20.27% 18.05%  16.66%
---------------------------------------------------------

The table above presents the performance of the Lipper Equity Income Index, the Lehman Brothers Aggregate Bond Index, and the S&P 500 Index, which are in-dices that may be used as benchmarks against which to evaluate the Portfolio's future performance. The Portfolio's future performance and the index returns shown above do not include any charges or fees paid pursuant to the terms of the contracts funded by the separate accounts that invest in shares of the Portfolios. The Lipper Equity Income Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Fund Category, which is the category in which the Portfolio is likely to be placed by Lipper. The Lipper Index is based on changes in net asset value of the mutual funds included in the index with all dividends reinvested and with no adjustments for sales charges. The Lehman Brothers Aggregate Bond Index is an unmanaged index that covers all sectors of the fixed-income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index, and the Mortgage-Backed Securities Index. Unmanaged index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges, or other fees. This table does not represent the past or future performance of the Portfolio. For more information, see "How the Portfolios Show Performance" later in this prospectus.

BALANCED PORTFOLIO


INVESTMENT OBJECTIVE
The Balanced Portfolio seeks to provide over time an attractive total return.

HOW THE PORTFOLIO IS INVESTED
We will invest in a diversified portfolio of equity securities and taxable fixed-income securities. We invest in equity securities primarily of estab-lished, well-known domestic companies with at least $500 million in market capitalization. We seek reduced risk, capital preservation potential, and cur-rent income by balancing our equity investments with fixed-income securities. The fixed-income securities we purchase are primarily U.S. Treasury securities with maturities from one to 15 years, but from time to time, we may also pur-chase investment-grade fixed-income securities if market

                                      ---
conditions warrant. We may invest up to 20% of the Portfolio's net assets in foreign equity securities traded in the U.S., including ADRs. We may gradually shift the allocations of the Portfolio's investments in order to emphasize capital appreciation in favorable market environments and capital preservation in less favorable market environments. We will shift the Portfolio's invest-ments within defined ranges for each asset category based upon each category's relative risk and reward characteristics. We will also rebalance the Portfo-lio's investments when necessary in order to prevent the Portfolio's invest-ment mix from moving outside defined ranges for each asset category under nor-mal market conditions. The Board of Trustees from time to time may also adjust the Portfolio's target investment mix, reflecting the Portfolio's anticipated average allocation of its investments over a full market cycle, and the allow-able range for each asset category if it determines that such a change is in the best interest of shareholders. The table below sets forth the Portfolio's target investment mix and the allowable range for each category. For a more detailed discussion of the Portfolio's investments, see "How We Manage Your Investment" later in this prospectus.

--------------------------------------------------------------
ASSET CATEGORY           TARGET INVESTMENT MIX ALLOWABLE RANGE
--------------------------------------------------------------
Equity Securities                 55%              40%-70%
Fixed-Income Securities           40%              25%-55%
Cash Equivalents                   5%               0%-20%
--------------------------------------------------------------

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE
Institutional Capital Corporation manages the Portfolio's investments. We se-lect equity securities from a universe of approximately 450 large- and mid-size companies. Proprietary quantitative valuation models determine which of these equity securities currently appear to be selling for less than their in-trinsic worth. Based on a qualitative assessment of each company's prospects, we then look for a catalyst that we believe will unlock the security's unrec-ognized value. A catalyst may be as simple as a management change or as com-plex as a fundamentally improved industry outlook. Generally, we choose only the 40 to 50 most attractive stocks with a 15% to 25% price appreciation po-tential over the next 18 months.

We select fixed-income securities for the Portfolio based on our general out-look for the fixed-income markets as well as a detailed analysis of expected yield curve changes. We use proprietary quantitative models and quantitative assessment of top-down economic and market factors to develop an outlook on interest rates. We then analyze the current shape of the yield curve and ex-pected changes under different scenarios. We select the specific mix of matu-rities that offer the best balance of current income and capital appreciation preservation potential in light of current and expected market conditions.

HOW THE PORTFOLIO MANAGER HAS PERFORMED
Institutional Capital is an institutional investment management firm with over 27 years of experience and over $10 billion in assets under management. For more information about Institutional Capital, see "Who Manages the Portfolios" later in this prospectus.

Growth of a $10,000 Investment 1/78-12/97



[Mountain chart of composite and Lipper Balanced Index returns]



                                      ---

PORTFOLIO MANAGER COMPOSITE RETURNS
-------------------------------------------------------------------------------

     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
--------------------------------------------------------
                                                     20-
                            1-YEAR 5-YEAR 10-YEAR   YEAR
--------------------------------------------------------
Manager Balanced Composite  18.65% 14.67% 14.59%  15.19%
Lipper Balanced Index       20.05% 13.19% 12.90%  13.69%
--------------------------------------------------------

The chart and table above present the performance of the Institutional Capital Balanced Composite, which represents all its individually managed accounts (totaling approximately $700 million as of December 31, 1997) that have sub-stantially the same investment objectives and policies as the Portfolio. This Composite also includes the Nuveen Balanced Stock and Bond Fund (with assets totaling approximately $80 million as of December 31, 1997), a mutual fund whose investments are managed by Institutional Capital, which has substan-tially the same investment objectives and policies as the Portfolio. The indi-vidually managed accounts included in the Institutional Capital Balanced Com-posite are not subject to all of the same investment restrictions, including diversification requirements, investment inflows and outflows, and distribu-tion requirements as the Portfolio, which may affect Portfolio performance. The Institutional Capital Balanced Composite performance does not reflect any charges or fees paid pursuant to the terms of the contracts funded by the sep-arate accounts that invest in shares of the Portfolio. We assumed gross oper-
ating expenses of       %, the maximum operating expenses for the first year
of operations. The Institutional Capital Balanced Composite performance is compared to the Lipper Balanced Index. The Lipper Balanced Index is a managed index that represents the average annualized total returns of the 30 largest funds in the Lipper Balanced Fund category. The Lipper Index is based on changes in net asset value of the mutual funds included in the index with all dividends reinvested and with no adjustments for sales charges. This chart does not represent past or future performance of the Portfolio. For more in-formation, see "How the Portfolios Show Performance" later in this prospectus.

GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE
The Growth and Income Portfolio seeks to provide over time a superior total return with moderated risk.

HOW THE PORTFOLIO IS INVESTED
We invest in a diversified portfolio of value-oriented equity securities pri-marily of established, well-known companies with market capitalization of at least $500 million. We may also invest up to 20% of the Portfolio's net assets in foreign equity securities traded in the U.S., including ADRs. We also may invest in cash equivalents and short-term fixed-income securities to reduce volatility and preserve capital. This strategy seeks to provide you with a to-tal return greater than the S&P 500 with an equal or lesser degree of risk. The table below sets forth the Portfolio's target investment mix and the al-lowable range for each category under normal market conditions. For a more de-tailed discussion of the Portfolio's investments, see "How We Manage Your In-vestment" later in this prospectus.

--------------------------------------------------------
ASSET CATEGORY     TARGET INVESTMENT MIX ALLOWABLE RANGE
--------------------------------------------------------
Equity Securities           90%             65%-100%
Cash Equivalents            10%               0%-35%
--------------------------------------------------------

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE
Institutional Capital Corporation manages the Portfolio's investments. We se-lect equity securities from a universe of approximately 450 large- and mid-size companies. Proprietary quantitative valuation models determine which of these equity securities currently appear to be selling for less than their in-trinsic worth. Based on a qualitative assessment of each company's prospects, we then look for a catalyst that we believe will unlock the security's unrec-ognized value. A catalyst may be as simple as a management change or as com-plex as a fundamentally improved industry outlook. Generally, we choose only the 40 to 50 most attractive stocks with a 15% to 25% price appreciation po-tential over the next 18 months.

HOW THE PORTFOLIO MANAGER HAS PERFORMED
Institutional Capital is an institutional investment management firm with over 27 years of experience and over $10 billion in assets under management. For more information about Institutional Capital, see "Who Manages the Portfolios" later in this prospectus.

                                      ---

Growth of a $10,000 Investment 1/78-12/97

[Mountain chart of composite, S&P 500, and Lipper Growth and Income Index re-turns]

PORTFOLIO MANAGER COMPOSITE RETURNS

---------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
---------------------------------------------------------------------
                                        1-YEAR 5-YEAR 10-YEAR 20-YEAR
---------------------------------------------------------------------
Manager Discretionary Equity Composite  28.39% 20.74% 17.92%  17.09%
Lipper Growth and Income Index          26.96% 18.06% 16.03%  15.69%
S&P 500                                 33.36% 20.27% 18.05%  16.66%
---------------------------------------------------------------------

The chart and table above present the performance of Institutional Capital's Discretionary Equity Composite, which represents its individually managed ac-counts (totaling approximately $4.1 billion as of December 31, 1997). This Composite also includes the Nuveen Growth and Income Stock Fund (with assets totaling approximately $700 million as of December 31, 1997) and other mutual funds subadvised by Institutional Capital. These accounts and mutual funds have substantially the same investment objectives and policies as the Portfo-lio. The individually managed accounts included in the Institutional Capital Discretionary Equity Composite are not subject to all of the same investment restrictions, including diversification requirements, investment inflows and outflows, and distribution requirements as the Portfolio, which may affect Portfolio performance. The Institutional Capital Discretionary Equity Compos-ite performance does not reflect any charges or fees paid pursuant to the terms of the contracts funded by the separate accounts that invest in shares
of the Portfolios. We assumed gross operating expenses of      %, the maximum
operating expenses for the first year of operations. The Lipper Growth and In-come Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Growth and Income Fund Category. The Lipper Index is based on changes in net asset value of the mutual funds in-cluded in the index with all dividends reinvested and with no readjustments for sales charges. S&P 500 returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges, or other fees. This chart does not represent past or future performance of the Portfolio. For more information, see "How the Portfolios Show Performance" later in this prospec-tus.

BLUE CHIP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital.

HOW THE PORTFOLIO IS INVESTED
The Portfolio invests primarily in a diversified portfolio of growth-oriented equity securities listed on one or more U.S. exchanges or quoted on the Nasdaq National Market of large capitalization companies (i.e., companies with an ag-gregate market capitalization of at least $5 billion under current market con-ditions) that have a history of consistent earnings and dividend growth ("blue chip companies"). Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capital-ization, established history of earnings and dividends, ready access to cred-it, industry leadership position, and superior management structure. As a re-sult, blue chip companies have historically exhibited less investment risk and price volatility than companies lacking these high-quality characteristics. In addition, the large market of publicly-held shares for these companies and substantial daily trading volume create a relatively high degree of liquidity for their stocks. The Portfolio may also invest up to 15% of its net assets in foreign equity securities traded in the U.S. securities markets, including ADRs. For a more detailed discussion of the Portfolio's investments, see "How We Invest Your Money" later in this prospectus.

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE
Rittenhouse Financial Services, Inc. manages the Portfolio's investments. From the universe of all equity securities traded in U.S. securities markets, we first identify stocks of those large capitalization companies that have a fi-nancial strength rating of A or better by Standard & Poor's or Value Line and a history of consistent, predictable earnings and dividend growth. We then se-lect the industries with the most attractive potential based upon our evalua-tion of current market conditions and long-term industry growth trends. Through fundamental analysis, we seek to identify the companies within these industries that have a demonstrated leadership position and offer sustained growth opportunities at reasonable valuations relative to historical levels. We then select the 25 to 50 stocks that we believe represent the best mix of sustained growth opportunities at reasonable valuations.

HOW THE PORTFOLIO MANAGER HAS PERFORMED
Rittenhouse is an institutional investment management firm with over 15 years of experience and approximately $10 billion in assets under management. Rit-tenhouse is a wholly owned subsidiary of a Nuveen affiliate. For more informa-tion

                                      ---
about Rittenhouse, see "Who Manages the Portfolios" later in this prospectus.

Growth of a $10,000 Investment 1/83-12/97

[Mountain chart of composite, S&P 500, and Lipper Growth Fund Index returns] PORTFOLIO MANAGER COMPOSITE RETURNS

-------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
-------------------------------------------------------------------
                                                              SINCE
                                                          COMPOSITE
                                                          INCEPTION
                                  1-YEAR  5-YEAR  10-YEAR    (1/83)
-------------------------------------------------------------------
Manager Blended Equity Composite  36.78%  18.04%   17.57%   18.41%
Lipper Growth Fund Index          28.08%  17.08%   16.08%   14.94%
S&P 500                           33.36%  20.27%   18.05%   17.52%
-------------------------------------------------------------------

The chart and table above present the performance of Rittenhouse's Blended Eq-uity Composite, which represents all its individually managed accounts (total-ing approximately $2.9 billion as of December 31, 1997) that have substan-tially the same investment objectives and policies as the Portfolio. These accounts are not subject to all of the same investment restrictions, including diversification requirements, investment inflows and outflows, and distribu-tion requirements as the Portfolio, which may affect Portfolio performance. The Rittenhouse Blended Equity Composite performance does not reflect any charges or fees paid pursuant to the terms of the contracts funded by the sep-arate accounts that invest in shares of the Portfolios. We assumed gross oper-ating expenses of %, the maximum operating expenses for the first year of operations.

The Lipper Growth Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Growth Fund Category. The Lipper Index is based on changes in net asset value of the mutual funds included in the index with all dividends reinvested and with no adjustments for sales charges. S&P 500 returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges, or other fees. This chart does not represent past or future performance of the Portfolio. For more information, see "How the Portfolios Show Performance."

EUROPEAN VALUE PORTFOLIO


INVESTMENT OBJECTIVE
The European Value Portfolio seeks to provide a superior total return with moderated risk.

HOW THE PORTFOLIO IS INVESTED
Under normal market conditions, we will invest at least 65% of the Portfolio's total assets in equity securities, predominantly ADRs, of established European companies with market capitalizations of at least $1 billion. The foreign se-curities in which we may invest include direct investments in foreign equity and fixed-income securities that may or may not be traded in the U.S. securi-ties markets. We may also invest up to 35% of the Portfolio's total assets in cash equivalents and short-term fixed-income securities for any purpose, in-cluding pending investment and reinvestment. This strategy seeks to provide you with a total return greater than the Morgan Stanley Capital International Europe Index (the "MSCI Europe Index"). For a more detailed discussion of the Portfolio's investments, see "How We Manage Your Investment" later in this prospectus.

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE
Institutional Capital Corporation manages the Portfolio's investments. We se-lect equity securities from the universe of large- and mid-size established European companies. Proprietary quantitative valuation models determine which of these equity securities appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each Company's prospects, we then look for a catalyst that we believe will unlock the security's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. Generally, we choose only the 20 to 30 most attractive stocks with a 15% to 25% price appreciation potential over the next 18 months.

HOW THE PORTFOLIO MANAGER HAS PERFORMED
Institutional Capital is an institutional investment management firm with over 27 years of experience and approximately $10 billion in assets under manage-ment. For more information about Institutional Capital, see "Who Manages the Portfolios" later in this prospectus.

                                      ---

Growth of a $10,000 Investment          -12/97

[Mountain chart of Composite and MSCI Europe Index returns]

PORTFOLIO MANAGER COMPOSITE RETURNS

-------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF
             12/31/97)
-------------------------------------
                                SINCE
                            COMPOSITE
                            INCEPTION
                     1-YEAR  (1/1/97)
                     ------ ---------
-------------------------------------
Manager Euro Select
 Composite           29.85%  29.85%
MSCI Europe Index    24.20%  24.20%
-------------------------------------

The chart and table above present the performance of the Institutional Capital Euro Select Composite (totaling approximately $2.5 million as of December 31,
1997), which includes a single separate account for the period from January 1, 1997 to December 31, 1997 and a mutual fund from December 31, 1997 to date. The assets included in this Composite are not subject to all of the same in-vestment restrictions, including diversification requirements, investment inflows and outflows, and distribution requirements as the Portfolio, which may affect Portfolio performance. The performance information shown above does not reflect any charges or fees paid pursuant to the terms of the contracts funded by the separate accounts that invest in shares of the Portfolios. We
assumed gross operating expenses of      %, the maximum operating expenses for
the first year of operations. The MSCI Europe Index is an unmanaged index com-prised of the companies listed on the stock exchanges of 14 European coun-tries. The index includes companies that replicate the industry composition of each local market and represent a capitalization weighted sampling of large, medium, and small capitalization companies. MSCI Europe Index returns assume reinvestment of all dividends paid by the stocks included in the index net of foreign withholding taxes, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks that com-prise the index. This table does not represent past or future performance of the Portfolio. For more information, see "How the Portfolios Show Performance" later in this prospectus.

INTERNATIONAL EQUITY PORTFOLIO


INVESTMENT OBJECTIVE
The International Equity Portfolio seeks to provide a high level of total re-turn, consisting of capital appreciation and current income.

HOW THE PORTFOLIO IS INVESTED
We invest primarily in a wide range of foreign equity securities. The foreign securities in which we may invest include ADRs and other depositary receipts, as well as direct investments in foreign equity and fixed-income securities that may or may not be traded in U.S. securities markets. We will normally in-vest in the securities of companies located in at least three different for-eign countries. Under normal market conditions, we will invest at least 80% of the Portfolio's total assets in foreign equity securities, including convert-ible securities, up to 20% of the Portfolio's total assets in fixed-income se-curities, and no more than 10% of the Portfolio's net assets in cash equiva-lents and short-term fixed-income securities. For a more detailed discussion of the Portfolio's investments, see "How We Manage Your Investment" later in this prospectus.

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE
                    manages the Portfolio's investments.

HOW THE PORTFOLIO MANAGER HAS PERFORMED
                    is an institutional investment management firm with over
    years of experience and approximately $          in assets under manage-
ment. For more information about                    , see "Who Manages the
Portfolios" later in this prospectus.

Growth of a $10,000 Investment   -12/97

              [Mountain chart of composite and MSCI EAFE returns]

                                      ---

PORTFOLIO MANAGER COMPOSITE RETURNS

------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
------------------------------------------------
                   1-YEAR 5-YEAR 10-YEAR 20-YEAR
------------------------------------------------
Manager Composite
MSCI EAFE          1.78%  11.39%  6.25%  13.73%
------------------------------------------------

The chart and table above present the performance of the                Com-
posite, which represents all its accounts and pooled investment vehicles (to-
taling approximately $    billion as of December 31, 1997) that have substan-
tially the same investment objectives and policies as the Portfolio. These ac-counts are not subject to all of the same investment restrictions, including diversification requirements, investment inflows and outflows, and distribu-tion requirements as the Portfolio, which may affect Portfolio performance.
The                Composite performance does not reflect any charges or fees paid pursuant to the terms of the contracts funded by the separate accounts that invest in shares of the Portfolios. We assumed gross operating expenses
of      %, the maximum operating expenses for the first year of operations.
The Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index is an unmanaged index comprised of the companies listed on the stock exchanges of 20 foreign countries. The index includes companies that replicate the industry composition of each local market and represents a capi-talization weighted sampling of large, medium, and small capitalization compa-nies. MSCI EAFE Index returns assume reinvestment of all dividends paid by the stocks included in the index net of foreign withholding taxes, but do not in-clude any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the Portfolio. For more informa-tion, see "How the Portfolios Show Performance" later in this prospectus.

HOW TO DETERMINE WHICH PORTFOLIOS ARE RIGHT FOR YOU


As you decide how to allocate your investment among the Portfolios, you should bear in mind that an investment in the Portfolios may not be suitable for you if your allocation to a Portfolio is for a short-term investment horizon. In addition, if you choose to invest in the Portfolios, you should be willing to accept at least moderate fluctuations in share price caused by changes in the prices of the securities held by a Portfolio and, with respect to the Portfo-lios that invest in foreign securities, fluctuations in share price caused by changes in currency exchange rates. The following table is designed to help you decide how to allocate your investment among the Portfolios based on your financial goals:

------------------------------------------------------------------------
 PORTFOLIO        THE PORTFOLIO MAY BE SUITABLE FOR YOU IF:
------------------------------------------------------------------------
 Strategic Income . you are seeking a conservative portfolio focusing on income-producing securities
 Balanced         . you are seeking a conservative, balanced portfolio
                  . you wish to pursue the long-term growth potential of
                    equities using a value-driven investment strategy

                      . you are looking for a substantial measure of downside
                        protection
 Growth and Income    . you are seeking the long-term growth potential of
                        equities from a value-driven equity investment strategy
                      . you are concerned about moderating the risks associated
                        with stock investing
 Blue Chip Growth     . you are seeking a conservative growth stock fund as the
                        core of a balanced investment plan
                      . you wish to build and protect wealth through prudent
                        capital management
 European Value       . you are seeking to invest in European equity securities
                      . you want to pursue the high potential returns of
                        foreign stocks using a value-oriented investment
                        strategy
                      . you want to diversify your otherwise U.S.-oriented
                        equity portfolio
                      . you are willing to accept the risks of foreign
                        investment
 International Equity . you are seeking to invest in a diversified portfolio of international equity securities
                      . you want to diversify your otherwise U.S.-oriented
                        equity portfolio
                      . you are willing to accept the risks of foreign
                        investment

Historically, investments that have generated a greater return have presented greater risk. The following chart reflects Nuveen's assessment of the relative risk of the Portfolios based upon past experience, and is designed to help you make portfolio selections. The chart reflects the expected relative risk of each Portfolio, based upon the standard deviation of periodic returns of the composite or asset class. Standard deviation is a statistical measurement of the variability of periodic returns. Future results may not be consistent with past results or with our expectations.

LOWEST RISK                                                                      HIGHEST RISK
---------------------------------------------------------------------------------------------
 .Strategic                                                                   .European Value
  Income
                     . Growth and                 . Blue Chip
                       Income                       Growth
                                                                              . International
 .Balanced                                                                      Equity
---------------------------------------------------------------------------------------------

For more information, see "What the Risks Are" later in this prospectus.

SECTION 2  HOW WE MANAGE YOUR INVESTMENT

To help you understand the Portfolios better, this section includes a detailed discussion of our investment and risk management strategies. For a more com-plete discussion of these matters, please consult the SAI.

                                      ---

WHO MANAGES THE PORTFOLIOS

Nuveen Institutional Advisory Corp. ("NIAC"), 333 West Wacker Drive, Chicago, IL 60606, has overall responsibility for management of the Portfolios. NIAC oversees the management of the Portfolios' investments, manages the Portfo-lios' business affairs, and provides day-to-day administrative services (col-lectively "management services"). The Board of Trustees has general supervi-sory responsibility for the Portfolios and supervises NIAC's duties.

NIAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"). Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securities. Nuveen is a subsidiary of The John Nuveen Company, which is approximately 78% owned by the St. Paul Compa-nies, Inc. St. Paul is located in St. Paul, Minnesota, and is principally en-gaged in providing property-liability insurance through subsidiaries.

NIAC manages the investments of Strategic Income Portfolio. Richard A. Huber has responsibility for the day-to-day management of the Portfolio's invest-ments. Mr. Huber joined NIAC in March 1998 and has served as a Vice President of Nuveen Advisory Corp. since January 1997. Prior to January 1997, Mr. Huber was a Vice President and Portfolio Manager of Flagship Financial, Inc. He cur-rently manages investments for different Nuveen sponsored mutual funds.

Institutional Capital Corporation, 225 West Wacker Drive, Chicago, IL 60606, manages the investments of the Balanced, Growth and Income, and European Value Portfolios. Institutional Capital was founded in 1970. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of approximately 12 investment profession-als. Institutional Capital also serves as investment adviser to other regis-tered investment companies and to pension and profit-sharing plans and other institutional and private investors. Robert H. Lyon, president, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns preferred shares of Institutional Capital, which are convertible after several years into a 20% common stock interest.

Rittenhouse Financial Services, Inc., Two Radnor Corporate Center, Radnor, PA 19087, manages the investments of the Blue Chip Growth Portfolio. Rittenhouse was founded in 1979. Rittenhouse's investment management strategy and operat-ing policies are set through a team approach, with all its investment profes-sionals contributing. Rittenhouse currently maintains a staff of approximately 20 investment professionals. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, other institutional and private investors, and other investment companies. Rittenhouse is a wholly owned subsidiary of The John Nuveen Company.

             manages the investments of the International Equity Portfolio.
            's investment management strategy and operating policies are set
through          .

WHAT SECURITIES WE INVEST IN

Each Portfolio's investment objective may not be changed without the approval of its shareholders. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the SAI.

EQUITY SECURITIES
Each Portfolio may invest in equity securities. Eligible equity securities in-clude common stocks; preferred stocks; warrants to purchase common or pre-ferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity character-istics. For each Portfolio except the Strategic Income Portfolio, any convert-ible bonds and debentures must be rated investment grade (one of the four highest ratings by a national rating service), or determined by the portfolio manager to be of comparable quality for unrated securities, when purchased. For the Strategic Income Portfolio, convertible bonds and debentures must be rated B or better, or determined by the portfolio manager to be of comparable quality for unrated securities, when purchased. Foreign equity securities are discussed under "Foreign Securities" below.

FIXED-INCOME SECURITIES
Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of fixed-income securities fluctuate depending on such factors as in-terest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and rise when interest rates decline.

Pass-Through Securities. The Strategic Income Portfolio may invest in various fixed-income obligations backed by a pool of mortgages or other assets includ-ing loans on single family residences, home equity loans, mortgages on commer-cial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. The pass-through securities in which the Portfolio may invest include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, and other mortgage-related securities.

Non-Investment Grade Fixed-Income Securities. The Strategic Income Portfolio may invest up to 20%, and the European Value Portfolio may invest up to 5%, of its assets in fixed-income securities rated Ba, BB, or B by a national rating service, or in unrated securities that are determined to be of equivalent quality by the portfolio manager. Such securities are commonly known as "high-yield, high-risk" or "junk" bonds. Although non-investment grade securities typically offer higher yields than investment grade securities with similar maturities, non-investment grade securities involve greater risks, including the possibility of default or bankrupt-

                                      ---
cy. Other potential risks associated with investing in non-investment grade securities include substantial market price volatility resulting from changes in interest rates, changes in or uncertainty regarding economic conditions, and changes in the actual or perceived ability of the issuer to meet its obli-gations; greater sensitivity of highly leveraged issuers to adverse economic changes, and individual issuers' developments; subordination to the prior claims of other creditors; and adverse publicity and changing investor percep-tions about non-investment grade securities. See the SAI for a complete de-scription of long-term fixed-income ratings.

CASH EQUIVALENTS AND SHORT-TERM FIXED-INCOME SECURITIES
Each Portfolio may invest in cash equivalents and short-term fixed-income se-curities. Eligible cash equivalents and short-term fixed-income securities in-clude, without limitation, U.S. government securities that are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instru-mentalities; bank time deposits; certificates of deposit; bankers' accept-ances; commercial paper (including commercial paper master notes) rated A-2, Prime-2, Duff 2, or Fitch 2 or higher by a national rating service, or deter-mined by the portfolio manager to be of comparable quality for unrated securi-ties; or repurchase agreements entered into with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, and bankers' acceptances. For each Portfolio, eligible cash equivalents and short-term fixed-income securities must have an effective maturity of one year or less. A general description of ratings may be found in the SAI.

Each Portfolio has adopted a temporary defensive position policy that may be changed by the Board of Trustees without shareholder approval. For temporary defensive purposes during adverse markets to reduce risk and preserve capital, each Portfolio may invest up to 100% of its total assets in cash equivalents and short-term fixed-income securities. In addition, each Portfolio may invest in such securities to keep cash on hand fully invested.

FOREIGN SECURITIES
Each Portfolio may invest in foreign securities traded in the U.S., including American Depository Receipts ("ADRs"). In addition, each Portfolio may invest in shares of closed-end investment companies that invest primarily in securi-ties of foreign issuers. The European Value and International Equity Portfo-lios each also may invest directly in equity securities of foreign issuers that are not publicly traded in the U.S. Foreign equity securities include eq-uity securities of companies that are domiciled or have their principal place of business in countries outside the U.S. The country in which a company is domiciled or has its principal place of business will be determined by the country (1) under whose laws the company is organized, (2) in which the prin-cipal trading market for the securities issued by the company is located, or
(3) in which the company has over half of its assets or derives over half of its revenues or profits.

The Portfolios each may invest indirectly in foreign securities by purchasing depository receipts, including ADRs. ADRs are receipts for the shares of a foreign company that entitle the ADR holder to a proportionate beneficial own-ership interest in the underlying shares, including all the dividends and cap-ital gains distributions on such shares. By investing in ADRs, a Portfolio avoids currency risks during the settlement period. ADRs do not eliminate other risks of investing in foreign securities (see "What the Risks Are" be-low).

The European Value and International Equity Portfolios each may invest in Eu-rodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. that are convertible into or exchangeable for specified equity securities.

The Strategic Income, European Value, and International Equity Portfolios each may invest in foreign fixed-income securities traded in the U.S. The European Value and International Equity Portfolios each also may invest directly in the fixed-income securities of foreign issuers that are not traded in the U.S. El-igible foreign fixed-income securities include Yankee Bonds (dollar-denomi-nated bonds issued in the U.S. by foreign banks and corporations), Eurobonds (bonds that pay interest and principal in Eurodollars, which are U.S. dollars held in banks outside the U.S., mainly in Europe), and Samurai Bonds (bonds denominated in yen and issued by non-Japanese companies for sale mostly in Ja-
pan).

REAL ESTATE INVESTMENT TRUSTS ("REITS")
The Portfolios each may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As a result of investing in REITs, a Portfolio may be sub-ject to risks similar to those associated with direct ownership of real es-tate.

DELAYED-DELIVERY TRANSACTIONS
Each Portfolio may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, nor-mally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

DOLLAR ROLL TRANSACTIONS
The Strategic Income Portfolio may entered into "dollar roll" transactions, which involve the sale of pass-through securities together with a commitment to purchase similar, but not identical, securities at a later date. The Port-folio assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

DERIVATIVE TRANSACTIONS
Each Portfolio may engage in derivative transactions. Derivative transactions involve investment contracts, the value of which is based upon the performance of an underlying financial asset, index, or other investment. Derivative transactions include, for example, transactions involving options contracts, futures contracts, and options on futures contracts. A Portfolio may hold a futures or options position until its expiration. Alternatively, if a liquid secondary market exists, a Portfolio may close out a futures or options posi-tion prior to expiration at current value.

                                      ---

The Portfolios, other than the Strategic Income Portfolio, will engage only in derivative transactions that constitute "bona fide hedging" or other permissi-ble risk management transactions. The Strategic Income Portfolio may addition-ally write listed covered call options on securities it owns. A Portfolio will not enter into a derivative transaction if the sum of the initial margin de-posits and premiums paid for unexpired options exceeds 5% of such Portfolio's net assets. In addition, a Portfolio will not enter into a derivative transac-tion if more than 30% of its net assets would be committed to derivative transactions. When required, a Portfolio will set aside liquid assets in a segregated account to secure its potential obligations under its futures or options positions. Whether a Portfolio will benefit from derivative transac-tions largely depends upon each portfolio manager's ability to correctly use such instruments. Derivative transactions may involve skills different from those associated with managing securities generally. A Portfolio engaging in derivative transactions could lose money on a futures transaction or an option could expire worthless. In addition, a Portfolio could suffer a loss on the value of its assets.

FOREIGN CURRENCY HEDGING TRANSACTIONS
The European Value and International Equity Portfolios each may enter into foreign currency hedging transactions. Foreign currency hedging transactions include (1) forward foreign currency exchange contracts ("forward contracts"),
(2) foreign currency futures contracts ("futures contracts"), and (3) options on futures contracts. The Portfolios will enter into foreign currency hedging transactions for bona fide hedging and other permissible risk management pur-poses only. A Portfolio will not enter into foreign currency hedging transac-tions if, along with the Portfolio's investments in other options (see "Deriv-ative Transactions" above), more than 30% of its net assets would be committed to such transactions. The Portfolios will only enter into a forward contract or a futures contract if it is expected that there will be a liquid market in which to close out such contract.

A forward contract is a contract for the purchase or sale of a foreign curren-cy, such as the Japanese yen, German mark, British pound or French franc, at an exchange rate established now, with payment and delivery at a specified time in the future. Foreign currency futures and options also involve con-tracts based on foreign currencies. The buyer of a foreign currency futures contract acquires the right to buy a particular amount of the currency by a specific date at a fixed rate of exchange, and the seller agrees to sell that currency at the same fixed price. Options on foreign currency futures con-tracts include call options and put options. Call options give the buyer the right, but not the obligation, to buy the underlying currency at a particular price by a particular date. Put options give the buyer the right, but not the obligation, to sell the underlying currency at a specific price by a specific date.

ILLIQUID SECURITIES
Each Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws, such as pri-vately placed securities); securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 but that are deemed to be illiquid; and re-purchase agreements with maturities in excess of seven days.

INVESTMENT COMPANY SECURITIES
As discussed above, each Portfolio may invest in shares of closed-end invest-ment companies that invest primarily in securities of foreign issuers. In ad-dition, the Strategic Income Portfolio may invest in securities of money mar-ket funds to keep cash on hand fully invested. No more than 10% of the value of a Portfolio's total assets will be invested in securities of other invest-ment companies, and no more than 5% if its total assets will be invested in any one investment company. A Portfolio may hold no more than 3% of the out-standing voting stock of any other investment company. As a shareholder of an-other investment company, a Portfolio would bear, along with such investment company's other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

LOAN PARTICIPATIONS
The Strategic Income Portfolio may invest in loan participations and other re-lated direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. An investment in loan participations carries substantially the same risks as those associated with non-investment grade fixed-income securi-ties. (See "Non-Investment Grade Fixed-Income Obligations" below.) The Portfo-lio may lose its entire investment in loan participations.

PORTFOLIO TURNOVER
Portfolio turnover refers to the volume of a Portfolio's net assets that are sold and replaced during a one-year period expressed as a percentage of its total net assets during that period. A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within one year. Portfolios with higher turnover rates generally pay higher brokerage commissions. For a further discussion of income taxes and brokerage practices, see the SAI. The following table sets forth each Portfo-lio's anticipated portfolio turnover rate under normal market conditions:

---------------------------------------------------
PORTFOLIO                 ANTICIPATED TURNOVER RATE
---------------------------------------------------
Strategic Income                   25%- 50%
Balanced
 Equity Investments               100%-150%
 Fixed-Income Investments          50%- 75%
Growth and Income                 100%-150%
Blue Chip Growth                   25%- 50%
European Value                    100%-200%
International Equity               50%-100%
---------------------------------------------------

REPURCHASE AGREEMENTS
A repurchase agreement is a contract under which a Portfolio acquires securi-ties, usually U.S. government securities, for a relatively short time, and the seller agrees to buy back such securities at a fixed price and, generally, a fixed time. Repurchase agreements could involve certain risks in the event of

                                      ---
the default or insolvency of the seller, including possible delays or restric-tions upon a Portfolio's ability to dispose of the underlying securities.

REVERSE REPURCHASE AGREEMENTS
The International Equity Portfolio may invest up to one-third of its total as-sets in reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio sells securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. The Portfolio will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests. When the Portfolio enters into a reverse repurchase agreement, it places in a sepa-rate custodial account either liquid assets or other high-grade fixed-income securities that have a value equal to or greater than the repurchase price. The portfolio manager then monitors the custodial account to ensure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. In addition, in-terest paid by the Portfolio in connection with a reverse repurchase agreement will reduce the Portfolio's net investment income. Reverse repurchase agree-ments are considered to be borrowings under the Investment Company Act of 1940. Borrowings may magnify the potential for gain or loss on amounts in-vested in the Portfolio, making the Portfolio's outstanding shares more specu-lative.

UTILITY SECURITIES
As a result of the Strategic Income Fund's investments in utility securities, the Portfolio's performance will depend in part on conditions in the public utility industries. Utility equity securities have traditionally been popular among more conservative investors, because they have generally paid above-av-erage dividends. However, utility stocks can still be affected by the risks of the stock market, as well as by special factors specific to public utility companies.

Rates of return of utility companies generally are subject to review and limi-tation by state public utilities commissions and tend to fluctuate with mar-ginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utility stocks depending upon whether such rates and costs are declining or rising.

WHAT THE RISKS ARE

Risk is inherent in all investing. Investing in a mutual fund-- even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your in-vestment. Therefore, before investing you should consider carefully the fol-lowing risks that you assume when you allocate your investment to the Portfo-lios. Because of these and other risks, you should consider an investment in any of the Portfolios to be a long-term investment that will likely provide the best results when held over a number of years.

Market risk: the risk that the market value of a stock may change rapidly and unpredictably, causing a security to be worth less than its original price. The equity markets tend to have periods of generally rising prices and periods of generally falling prices.

Interest rate risk: the risk that bonds will decline in value because of a rise in interest rates. Generally, bonds will increase in value when interest rates decline and decrease in value when interest rates rise.

Credit risk: the risk that an issuer of a bond is unable to meet its obliga-tion to make interest and principal payments.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As in-flation increases, the "real" value of the Portfolios' assets can decline as can the value of the Portfolios' distributions.

Correlation risk: the risk that, in a down market, the prices of equity and fixed-income securities will rise and fall in tandem.

Risks of foreign investments: risks including political or economic instabil-ity of the issuer or the country of issue, the difficulty of predicting inter-national trade patterns, changes in foreign currency exchange rates, and the possibility of adverse changes in investment or exchange control regulations. There is typically less publicly available information about a foreign company than about a U.S. company. Moreover, foreign companies may be subject to less stringent reserve, auditing, and reporting requirements than their U.S. coun-terparts. Additionally, foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets, volume and liquid-ity are less than in the U.S. Fixed commissions on foreign stock exchanges are also generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. Foreign governments could expropriate assets, levy confiscatory taxes, set limitations on the removal of assets, or suffer adverse diplomatic developments.

MANAGEMENT FEES


PORTFOLIO MANAGEMENT FEES
For the management services and facilities furnished by NIAC, the Portfolios have agreed to pay to NIAC an annual management fee according to the following schedule, calculated as a percentage of average daily net assets:

-----------------------------------------------
                            STRATEGIC
      AVERAGE DAILY          INCOME   BALANCED
     NET ASSET VALUE        PORTFOLIO PORTFOLIO
-----------------------------------------------
For the first $125 million
For the next $125 million
For the next $250 million
For the next $500 million
For the next $1 billion
For assets over $2 billion
-----------------------------------------------

                                      ---

---------------------------------------------------
                             GROWTH
                               AND      BLUE CHIP
AVERAGE DAILY NET ASSET      INCOME      GROWTH
VALUE                       PORTFOLIO   PORTFOLIO
---------------------------------------------------
For the first $125 million
For the next $125 million
For the next $250 million
For the next $500 million
For the next $1 billion
For assets over $2 billion
---------------------------------------------------
                            EUROPEAN  INTERNATIONAL
AVERAGE DAILY NET ASSET       VALUE      EQUITY
VALUE                       PORTFOLIO   PORTFOLIO
---------------------------------------------------
For the first $125 million
For the next $125 million
For the next $250 million
For the next $500 million
For the next $1 billion
For assets over $2 billion
---------------------------------------------------

NIAC has entered into investment sub-advisory agreements for certain of the Portfolios as described below. The Portfolios do not pay the fees for services provided under these agreements.

INSTITUTIONAL CAPITAL CORPORATION
NIAC has entered into a Sub-Advisory Agreement with Institutional Capital Cor-poration under which Institutional Capital manages the Balanced, Growth and Income, and European Value Portfolios. Under the Sub-Advisory Agreement, NIAC pays Institutional Capital a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products, including the assets of the Balanced, Growth and Income, and European Value Portfolios, for which Institutional Capital serves as the portfolio manager. NIAC pays In-stitutional Capital separate portfolio management fees for the equity and fixed-income portions of the portfolios' assets, if applicable, according to the following base schedule:

------------------------------------------------------------------
ASSETS OF ALL THE
NUVEEN-SPONSORED INVESTMENT      EQUITY
PRODUCTS MANAGED BY            PORTFOLIO    FIXED INCOME PORTFOLIO
INSTITUTIONAL CAPITAL        MANAGEMENT FEE     MANAGEMENT FEE
------------------------------------------------------------------
For the first $500 million     .35 of 1%          .20 of 1%
For the next $500 million      .30 of 1%          .15 of 1%
For assets over $1 billion     .25 of 1%          .12 of 1%
------------------------------------------------------------------

In addition, NIAC has agreed to pay Institutional Capital a supplemental man-agement fee with respect to each Portfolio until the total assets of such Portfolio reach a specified level. When the specified asset level is reached for a Portfolio, the aggregate amount of the supplemental fees paid by NIAC for such Portfolio will be credited back to NIAC through a temporary reduction in fees under the base schedule for such Portfolio.

RITTENHOUSE FINANCIAL SERVICES, INC.
NIAC has entered into a Sub-Advisory Agreement with Rittenhouse Financial Services, Inc. under which Rittenhouse manages the Blue Chip Growth Portfolio. Under the Sub-Advisory Agreement, NIAC pays Rittenhouse an annual portfolio management fee of .30 of 1% of the Portfolio's average daily net asset value.

[INTERNATIONAL EQUITY PORTFOLIO MANAGER]
NIAC has entered into a Sub-Advisory Agreement with               under which
            manages the International Equity Portfolio. Under the Sub-Advisory
Agreement, NIAC pays             a portfolio management fee on the Portfolio's
average daily net assets as set forth below:

-----------------------
AVERAGE
DAILY
NET        PORTFOLIO
ASSETS   MANAGEMENT FEE
-----------------------
-----------------------

OTHER EXPENSES
Each Portfolio pays for its own operating expenses such as custodial, transfer agent, accounting, and legal fees; interest charges; brokerage commissions; daily securities pricing; service fees; organizational expenses; extraordinary expenses; and any other expenses that are not covered under each Portfolio's respective sub-advisory agreement. Each Portfolio also pays a portion of the Trust's general administrative expenses allocated in proportion to the net as-sets of each Portfolio. All fees and expenses are accrued daily and deducted before payment of any dividends.

SECTION 3 GENERAL INFORMATION

To help you understand the tax implications of investing in the Portfolios, this section includes important details about how the Portfolios make distri-butions to shareholders. We discuss some other Portfolio policies as well.

PURCHASES AND REDEMPTIONS


Contract owners do not deal directly with the Trust to purchase, redeem, or exchange shares of a Portfolio, and should refer to the prospectus for the separate accounts that invest in shares of the Portfolios for information on the allocation of purchase payments and on transfers of accumulated value among options available under the applicable contract. Shares of the Portfo-lios are not sold directly to the general public. Shares of the Portfolios are currently made available only to insurance companies in connection with their variable insurance contracts. For information on how to purchase a contract, consult the prospectus for the separate accounts. Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset

                                      ---
value next determined after receipt of the redemption request. Redemption pro-ceeds ordinarily will be paid within seven days following receipt of instruc-tions in proper form or any sooner period required by law.

NET ASSET VALUE


Each Portfolio's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Ex-change is open for business. A Portfolio's net asset value may not be calcu-lated on days during which the Portfolio receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of a Portfolio's total assets, including interest or div-idends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily, and se-curities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sale price on the national securities exchange (or Nasdaq) on which such securities are primarily traded; however, securities traded on a national securities exchange for which there were no transactions on a given day or se-curities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed-income securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as deter-mined in good faith by the Board of Trustees. Fixed-income securities having remaining maturities of 60 days or less when purchased are valued by the amor-tized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under the amortized cost method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, re-gardless of the impact of fluctuating interest rates on the market value of the security. Trading in foreign securities is generally completed prior to the end of regular trading on the national securities exchanges. In addition, trading may occur in foreign securities on Saturdays and on U.S. holidays and at other times when the national securities exchanges are closed. As a result, there may be delays in reflecting changes in market values of foreign securities in the calculation of the net asset value of the Portfolios. Regardless of the method employed to value a particular security, all valuations are subject to review by the Trust's Board of Trustees or its delegate who may determine the appro-priate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

DISTRIBUTIONS AND TAXES


Income dividends are usually distributed quarterly, and capital gains, if any, are usually distributed annually in December. When a Portfolio distributes a dividend or capital gain, the Portfolio's net asset value decreases by the amount of the payment. All dividends or capital gains distributions will auto-matically be reinvested in additional shares of the applicable Portfolio or Portfolios at the then-prevailing net asset value unless the shareholders (the separate accounts) specifically request that either dividends or capital gains, or both, be paid in cash.

The Trust intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis. Under the Internal Revenue Code, the insurance companies whose separate ac-counts hold shares of the portfolios are taxed as a life insurance company, and the operations of the separate accounts are taxed as part of such insurance companies' total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent they are applied to increase the value of variable annuity contracts.

In addition to the diversification requirements of Subchapter M, the Portfolios must meet the diversification requirement of Code Section 817(h), which applies to the separate accounts. This Section generally requires funds, such as the Portfolios, that serve as the funding vehicles solely for separate accounts in-vest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Alterna-tively, a Portfolio will be treated as meeting these requirements for any quar-ter of its taxable year if, as of the close of such quarter, the Portfolio meets the diversification requirements applicable to regulated investment com-panies under Subchapter M and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government secu-rities and securities of other regulated investment companies. Each of the Portfolios intends to comply with these requirements; however, each applicable law's diversification requirement could require the sale of assets of a Portfo-lio, which could have an adverse impact on the net asset value of the Portfo-lio.

Portfolio transactions in foreign currencies and hedging activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a re-turn of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax pur-poses.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. A more detailed summary appears in the SAI. Reference is made to the prospectus for the separate accounts and contracts for information regarding the federal income tax treatment of

                                      ---
distributions to the separate accounts. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser. For a further discussion, please see "Tax Mat-ters" in the SAI.

HOW THE PORTFOLIOS SHOW PERFORMANCE


From time to time, the Trust may advertise each Portfolio's total return. These total return figures will not reflect any fees or charges made pursuant to the terms of the contracts funded by the separate accounts that invest in shares of the Portfolios. Portfolio performance information will be presented only in conjunction with performance information for the contracts. Purchasers of vari-able insurance contracts should recognize that such fees and charges will re-duce the total return to contract owners. For a description of the methods used to determine total return, see the SAI.

A Portfolio's performance will fluctuate. Therefore, it should not be compared to the performance of bank deposits, savings accounts, and other similar in-vestments that often provide an agreed or fixed yield for a stated period. Per-formance is generally a function of the kind and quality of the instruments in which a Portfolio invests, Portfolio maturity, operating expenses, and market conditions. Performance information should be considered in light of a Portfo-lio's investment objectives and policies, the characteristics of the Portfolio, and the market conditions during the given period. Performance information should not be considered as a representation of what a Portfolio may achieve in the future.

The Portfolios only recently commenced operations on             , 1998. Conse-
quently, the Portfolios do not have a significant operating history. The per-formance information set forth in Section 1 of this prospectus is composite performance data relating to the historical performance of common trust funds, mutual funds, and/or institutional private accounts managed by Institutional
Capital, Rittenhouse,                , and              that have investment
objectives, policies, strategies and risks substantially similar to those of the Portfolios. The data is provided to illustrate the past performance of these portfolio managers in managing substantially similar accounts. The data does not represent the performance of the Portfolios.

Because of differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the performance data included in this prospectus may not be precisely comparable to performance data for the Portfolios. If the asset size of the comparable accounts differs from that of the pertinent Portfolio, or if the frequency or size of investment inflows or outflows differs significantly, this might reduce the comparability of the Portfolio's performance to that of the comparable accounts. The Portfolios' current and future investments are not and will not necessarily be identical to those of the comparable accounts. You should not rely upon this performance data as an indication of the future performance of the Portfolios, NIAC, or the portfolio managers.

ORGANIZATION OF THE TRUST


The Trust is an open-end diversified management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on January 20, 1998. The Board of Trustees of the Trust is au-thorized to issue an unlimited number of shares in one or more series or "Port-folios," which may be divided into classes of shares. Currently, there are six series authorized and outstanding, each of which has only one class of shares. Each class of shares represents an interest in the same portfolio of invest-ments of the Trust. Each class of shares has equal rights as to voting, redemp-tion, dividends, and liquidation. There are no conversion, preemptive, or other subscription rights. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, unless a different allo-cation of voting rights is required under applicable law for an open-end in-vestment company that serves as an investment medium for variable insurance products. Shareholders will vote in the aggregate and not by series, except as required by law or when permitted by the Board of Trustees. For a further dis-cussion of voting rights, see the applicable contract. The Board of Trustees of the Trust has the right to establish additional series and different classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required to and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting to remove Trustees or for any other purpose. As of the date of this prospectus, all of the outstanding shares of the Portfolios were owned by the John Nuveen Company, which has pro-vided the seed capital required under the Investment Company Act of 1940.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust-ees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any share-holder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Portfolio itself was unable to meet its obligations. The Trust be-lieves the likelihood of the occurrence of these circumstances is remote.

                                      ---

TRUST SERVICE PROVIDERS


The Custodian of the assets of the Trust and its Transfer Agent, Shareholder Services Agent and Dividend Paying Agent is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413. Chase also provides certain book-keeping, data processing, and accounting services to the Trust and administra-tive services for the maintenance of the separate accounts.

The Minnesota Mutual Life Insurance Company provides administrative services to the Portfolios. In its administrative services agreement, Minnesota Mutual has agreed to coordinate matters relating to the operation of the separate accounts with the operation of the Portfolios (including coordinating with the Trust's custodian, record keeping agents, accountants, attorneys, and others), maintain appropriate books and records of the separate accounts as required by law, ar-range for the distribution of Portfolio proxy materials and periodic reports to contract owners, address inquiries and provide information to the contract own-ers related to Portfolio matters, tabulate contract owner voting for proxies, and coordinate the preparation of certain documents with the Securities and Ex-change Commission and other federal and state regulatory authorities.

NIAC, the portfolio managers, Minnesota Mutual, and Chase rely on computer sys-tems to manage the Portfolios' investments, process shareholder transactions, and provide shareholder account maintenance. Because of the way computers his-torically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. NIAC is working with the Trust's service providers to adapt their systems to address this "year 2000 is-sue." NIAC and the Trust expect the necessary work to be completed no later than December 1999, although we can make no assurance with respect to the sys-tems of the Trust's service providers.

                                      ---

                       Nuveen Family of Mutual Funds





                       Nuveen offers a variety of funds designed to help you reach your financial goals.
                       The funds below are grouped by
                       investment objective.


                       Growth
                       Nuveen Rittenhouse Growth Fund

                       Growth and Income
                       Growth and Income Stock Fund
                       Balanced Stock and Bond Fund
                       Balanced Municipal and Stock Fund


                       Tax-Free Income

                       National Municipal Bond Funds

                       Long-Term

                       Insured Long-term

                       Intermediate-term

                       Limited-term



                       State Municipal Bond Funds
                       Alabama              Kentucky/3/           New York/1/

                       Arizona              Louisiana             North Carolina

                       California/1/        Maryland              Ohio

                       Colorado             Massachusetts/1/      Pennsylvania

                       Connecticut          Michigan              South Carolina

                       Florida/2/           Missouri              Tennessee

                       Georgia              New Jersey/2/         Virginia

                       Kansas               New Mexico            Wisconsin




NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
                                1.  Long-term and insured long-term portfolios.
(800)621-7227
www.nuveen.com                  2.  Long-term and intermediate-term portfolios.

                                3.  Long-term and limited-term portfolios.

                                                                      EPR-1-2/98

Statement of Additional Information
May 1, 1998
Nuveen Tax-Deferred Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

     Strategic Income Portfolio                Blue Chip Growth Portfolio
         Balanced Portfolio                     European Value Portfolio
     Growth and Income Portfolio             International Equity Portfolio


     This Statement of Additional Information supplements the Prospectus offering Shares of the Strategic Income Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the Blue Chip Growth Portfolio, the European Value Portfolio, and the International Equity Portfolio (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is a series of the Nuveen Tax-Deferred Investment Trust, a Massachusetts business trust, which is a registered open-end management investment company (the "Trust"). Because this Statement of Additional Information is not a prospectus, you should not invest in the Portfolios based solely upon the information in this Statement. A prospectus may be obtained by writing the Nuveen Mutual Funds, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling Nuveen toll free at 800-621-7227. This Statement of Additional Information relates to, and should be read in conjunction with the Portfolios' Prospectus dated May 1, 1998.

                               TABLE OF CONTENTS
                               -----------------

                                                             Page

GENERAL INFORMATION...........................                B-2

INVESTMENT POLICIES AND RESTRICTIONS..........                B-2

INVESTMENT POLICIES AND TECHNIQUES............                B-4

MANAGEMENT....................................               B-19

TRUST MANAGER, PRINCIPAL UNDERWRITER,
 AND PORTFOLIO MANAGERS.......................               B-21

PORTFOLIO TRANSACTIONS........................               B-22

NET ASSET VALUE...............................               B-23

TAX MATTERS...................................               B-24

PERFORMANCE INFORMATION.......................               B-26

INDEPENDENT PUBLIC ACCOUNTANTS, ADMINISTRATOR,
 AND CUSTODIAN................................               B-29

FINANCIAL STATEMENTS..........................               B-30

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS......               B-31

APPENDIX A,RATINGS OF INVESTMENTS.............                A-1


                                 GENERAL INFORMATION

The Nuveen Tax-Deferred Investment Trust (the "Trust"), a Massachusetts business trust, is a mutual fund that provides for a range of investment objectives through six separate investment portfolios: the Strategic Income Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the Blue Chip Growth Portfolio, the European Value Portfolio, and the International Equity Portfolio (each a "Portfolio," and collectively, the "Portfolios"). Shares of the Trust are not offered directly to the public, but are made available only to insurance companies in connection with their variable insurance contracts.

Shares of the Portfolios currently may be sold only to separate accounts ("Separate Accounts") of such insurance companies to serve as investment vehicles for variable insurance contracts issued by these companies (the "Contracts"). The Portfolios may be used for other purposes in the future. The Separate Accounts, which will be the owners of all of the Portfolios' shares, will invest in such shares in accordance with instructions received from the owners of the Contracts. Contract owners should consider that the investment experience of the Portfolio or Portfolios that they select will affect the value of and the benefits provided under the Contracts. See the Prospectus for the Separate Accounts for a discussion of the relationship between increases or decreases in the net asset value of the Portfolios (and any distributions of such shares) and the benefits provided under the Contracts.

Certain matters under the Investment Company Act of 1940 that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                     INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of each Portfolio are described in the Prospectus for the Nuveen Tax-Deferred Investment Trust. The following fundamental investment policies, together with the investment objective of each Portfolio, and certain other policies specifically identified in the Portfolios' Prospectus, can not be changed without approval by holders of a "majority of the Portfolio's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if the holders of more than 50% of the Portfolio's shares are present or represented by proxy, or (ii) more than 50% of the Portfolio's shares, whichever is less.

Each Portfolio may not:

  (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in securities of that issuer, or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

  (2) Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

  (3) Act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

  (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Portfolio's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Portfolio's total assets.

  (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

  (7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

  (8) Purchase the securities of any issuer if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof). For the Strategic Income Portfolio, electric company securities, natural gas company securities, and telecommunications company securities shall each be considered securities of issuers in separate industries for the purposes of this restriction.

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

In addition to the fundamental investment policies listed above, each Portfolio is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval.

Each Portfolio may not:

  (1) Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

  (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Portfolio's net assets would be represented by futures contracts or more than 5% of the Portfolio's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

  (4) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, the Portfolio will reduce its borrowings within 3 business days. To do this, the Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

  (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Portfolio's net assets would be invested in illiquid securities.

  (6) Purchase securities of companies for the purpose of exercising control.

                      INVESTMENT POLICIES AND TECHNIQUES

The following information supplements, and should be read in conjunction with, the discussion of each Portfolio's investment objectives, policies, and techniques that are described in the Portfolios' Prospectus.

Short-Term Investments

Short-Term Fixed-income Securities. Each Portfolio may invest a limited portion of its assets in cash equivalents and short-term fixed-income securities under normal market conditions, or to keep cash on hand fully invested. In addition, for temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in such instruments. Short-term fixed-income securities are defined to include, without limitation, the following:

  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In addition, the Strategic Income Portfolio, the European Value Portfolio, and the International Equity Portfolio may each invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Portfolio's applicable restriction on investments in illiquid securities. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Portfolio may not be fully insured.

  (3) Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specific maturity.

  (4) Repurchase agreements, which involve purchases of debt securities. At the time a Portfolio purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Portfolio during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Portfolio to invest temporarily available cash. Each Portfolio may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Portfolio may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Portfolio is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Portfolio could incur a loss of both principal and interest. Each portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Portfolio to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

  (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

  (6) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Portfolio and a corporation. There is no secondary market for such notes. However, they are redeemable by a Portfolio at any time. A portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Portfolio's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of each portfolio manager, of comparable quality.

Derivative Transactions

In General. Each Portfolio may engage in derivative transactions for any lawful purpose consistent with their respective investment objectives, such as hedging or managing risk, but not for speculation. In addition, the Strategic Income Portfolio may write listed covered call options on securities it owns. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These other assets are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to, options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts and swap contracts as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts), and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums, but generally is exposed to losses due to changes in the value of the underlying asset.

A forward contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes that the market price on the delivery date is more than the agreed upon price.

The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging. A Portfolio may use derivative instruments to protect against possible adverse changes in the market value of securities it holds or anticipates that it will hold. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. A Portfolio may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Portfolio securities, managing the effective maturity or duration of debt obligations that the Portfolio holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Portfolio to invest than would "traditional" securities (i.e., stocks or bonds).

Exchange versus OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange-traded derivatives are generally liquid. The exchange clearinghouse is the counterparty of every contract.
Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterpart to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described in the sections that follow.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Portfolio to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly each portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect a portfolio manager's judgment that the derivative transaction will provide value to the Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Portfolios. The Portfolios will enter into transactions in derivative instruments only within counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Portfolio's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Portfolio.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations on the Use of Derivatives. The use of derivative instruments is subject to regulation by the Securities and Exchange Commission (the "SEC"), the options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities.

The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act (the "CEA"), the notice of eligibility for the Portfolios includes a representation that a Portfolio will use futures contracts and related options solely for "bona fide hedging" purposes within the meaning of CFTC regulations. The Portfolios may, however, hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of each Portfolio's net assets. Adherence to these guidelines does not limit a Portfolio's risk to 5% of the Portfolio's assets. In addition to the foregoing guidelines, no Portfolio will enter into options, futures, or options on futures transactions if more than 30% of the Portfolio's net assets would be committed to such instruments.

The SEC has identified certain trading practices involving derivative instruments that raise the potential for leveraging Portfolio assets in a manner that may be impermissible under the 1940 Act. To limit the potential for the leveraging of Portfolio assets, as defined under the 1940 Act, the SEC has stated that a Portfolio may cover or segregate assets. The Portfolios will also set aside permissible liquid assets in a segregated custodial account if required to do so by SEC or CFTC regulations. Assets used as cover or held in a segregated account can not be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

In some cases, a Portfolio may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Portfolio uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, each portfolio manager may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the assets set aside in the segregated account.

Options. The Portfolios may use options for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Portfolios each may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Portfolios may include European-, American- and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

The Portfolios each may purchase and write put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Portfolios to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security appreciates to a price higher than the exercise price of the call option, however, it can be expected that the option will be exercised and the affected Portfolio will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Portfolios would be considered illiquid to the extent described under "Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the affected Portfolio will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it has written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolios to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Portfolios each may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

A Portfolio's ability to establish and close out positions in exchange-listed options depends upon the existence on a liquid market for such instruments. The Portfolios intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Portfolios will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions, there is no assurance that the Portfolios will in fact be able to close out OTC options at favorable prices prior to expiration. In the event of insolvency of the counter party, the Portfolios may be unable to close out an OTC option position at any time prior to its expiration. If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Portfolios also may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. An imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Futures Contracts. The Portfolios each may use futures contracts for any lawful purpose consistent with their respective investment objectives such as hedging and managing risk but not for speculation. The Portfolios each may enter into futures contracts, including interest rate, index, and currency futures. The Portfolios also each may purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Portfolios' hedging strategies may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Portfolios may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Portfolios will engage in this strategy only when their respective portfolio manager believes it is more advantageous than purchasing a futures contract.

To the extent required by regulatory authorities, the Portfolios may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Portfolio's exposure to market, currency or interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Portfolio upon entering into a futures contract. Instead, at the inception of a futures contract, a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option on a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Foreign Investments

Indirect Foreign Investment--Depositary Receipts. Subject to their respective investment objectives and policies, the Portfolios may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, and GDRs in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of a Portfolio's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs, and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs, and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Portfolio holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Direct Foreign Investments. Subject to their respective investment policies regarding direct foreign investments, each Portfolio may invest to some extent directly in the securities of foreign issuers, including shares of closed-end investment companies that invest primarily in securities of foreign issuers. In considering whether to invest in the securities of a foreign company, each portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. Each portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The Strategic Income Portfolio, the European Value Portfolio, and the International Equity Portfolio each may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. These Portfolios also each may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, these Portfolios each may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

Each Portfolio's investments will be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with each Portfolio manager's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the portfolio manager in determining whether to increase or decrease the emphasis placed upon a particular type of security within a Portfolio.

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.

The Strategic Income Portfolio, the European Value Portfolio, and the International Equity Portfolio each may invest in Eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

As an operating policy, each Portfolio will follow certain California Insurance Department diversification guidelines and, therefore, will not invest more than 50% of its assets in any one second tier country or more than 25% of its assets in any one third tier country. First tier countries are Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation.

Foreign Currency Transactions. The Strategic Income Portfolio, the European Value Portfolio, and the International Equity Portfolio each may engage in foreign currency forward contracts, options, and futures transactions. The Portfolios will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If a Portfolio invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Portfolios may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Portfolios may segregate assets to cover their futures contracts obligations.

(1) Currency Risks. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Portfolios value their assets daily in U.S. dollars, the Portfolios may not convert their holdings of foreign currencies to U.S. dollars daily. The Portfolios may incur conversion costs when they convert their holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Portfolios buy and sell currencies. The Portfolios will engage in foreign currency exchange transactions in connection with their portfolio investments. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

(2) Forward Foreign Currency Exchange Contracts. The Portfolios may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. Each portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Portfolio's best interest to do so. The Portfolios will not speculate in foreign currency exchange.

The Portfolios will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that they would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that each portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Portfolios will not enter into a forward foreign currency exchange contract with a term longer than one year.

(3) Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Portfolios against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Portfolio held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Portfolio would not have to exercise its put option. Likewise, if a Portfolio entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Portfolio would not have to exercise its call. Instead, the Portfolio could acquire in the spot market the amount of foreign currency needed for settlement.

(4) Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Portfolios will not purchase or write such options unless and until, in the opinion of their respective portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

(5) Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Portfolios may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Portfolios may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

(6) Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolios will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of their respective portfolio managers, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolios because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Other Investment Policies and Techniques

Delayed-Delivery Transactions. Each Portfolio may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Portfolio to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them. At the time a Portfolio makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolios do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

The Portfolios will maintain cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Portfolio will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For the purpose of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws, such as privately placed securities); securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid for purposes of each Portfolio's respective investment limitation. The Board of Trustees has delegated to each Portfolio manager the day-to-day determination of the liquidity of any security held by a Portfolio, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed each portfolio manager to look to such factors as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
(ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable, the affected Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Inflation-Indexed Bonds. The Strategic Income Portfolio may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities, or by private corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based upon an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Portfolio may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Lending. Each Portfolio may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to broker-dealers or institutional investors. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Portfolio may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Loan Participations. The Strategic Income Portfolio may invest in loan participations, which may have speculative characteristics, when the portfolio manager believes such investments offer the possibility of long-term appreciation in value. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities that operate in a variety of industries and geographic regions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. In addition, most loan participations are illiquid. To the extent that loan participations are deemed to be illiquid, they will be subject to the Portfolio's 15% restriction on investments in illiquid securities.

Loans in which the Strategic Income Portfolio will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The loans typically have the most senior position in a borrower's capital structure, although some loans may hold an equal ranking with other senior securities of the borrower. Although the loans generally are secured by specific collateral, the Portfolio may invest in loans which are not secured by any collateral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. The collateral underlying a collateralized loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligation under a loan. The Strategic Income Portfolio is not subject to any restrictions with respect to the maturity of the loans in which it purchases participation interests.

The loans in which the Portfolio will purchase participation interests generally are not rated by nationally recognized statistical rating organizations.
Ratings of other securities issued by a borrower do not necessarily reflect adequately the relative quality of a borrower's loans. Therefore, although the portfolio manager may consider such ratings in determining whether to invest in a particular loan, such ratings will not be the determinative factor in the portfolio manager's analysis.

The loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the loans in which the Strategic Income Portfolio expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the portfolio manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Strategic Income Portfolio will have a contractual relationship only with the lender (typically an entity in the banking, finance or financial services industries), not with the borrower. The Strategic Income Portfolio has the right to receive payments of principal and interest to which it is entitled only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing loan participations, the Strategic Income Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the loan in which it has purchased the loan participation. As a result, the Portfolio may assume the credit risk of both the borrower and the lender selling the loan participation. In the event of insolvency of the lender selling a loan participation, the Strategic Income Portfolio may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower.

Non-Investment Grade Debt Securities ("Junk Bonds"). The Strategic Income Portfolio and the European Value Portfolio each may invest in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Portfolio may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Portfolio's net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding securities, which could result in a lower return for the Portfolio.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities' safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon Institutional Capital's credit analysis than investments in investment grade debt securities. Institutional Capital employs its own credit research and analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debts pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. Institutional Capital continually monitors the Portfolio's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Portfolio may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Pass-Through Securities. The Strategic Income Portfolio may invest in various fixed-income obligations backed by a pool of mortgages or other assets. The pass-through securities in which the Portfolio may invest are each described below.

(1) "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal Na-tional Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corpo-ration (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mort-gages. Prepayments by borrowers on underlying obligations can alter the effec-tive maturity of these instruments.

(2) "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mort-gages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the im-pact of changing prepayment rates on these securities' effective maturities is magnified.

(3) "Commercial mortgage-backed securities" are backed by mortgages of commer-cial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans gen-erally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mort-gage loans. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the under-lying mortgage loans, including the effects of local and other economic condi-tions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

(4) "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or partici-pations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments, which can change the securities' effective maturities.

(5) Other Mortgage-Related Securities. The Strategic Income Portfolio may invest in real estate investment conduits which are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages, which will substantially reduce or eliminate interest payments. To the extent that the Strategic Income Portfolio invests in IOs and POs, the Portfolios do not intend to invest more than 5% of their assets in such securities.

Privately Placed Securities. The Strategic Income Portfolio may invest in privately placed securities. If the Portfolio purchases privately placed securities, it may sell such securities only in a privately negotiated transaction with a willing buyer, unless such securities are registered with the Securities and Exchange Commission. If privately placed securities held by the Portfolio must be registered before the portfolio manager is able to sell them, the Portfolio may be obligated to pay all or part of the securities' registration expenses. In addition, a long time may pass between when the portfolio manager decides to sell privately placed securities and when the securities become registered and are eligible for resale to the public. If during this interim period adverse market conditions were to develop, the Portfolio might receive less from the sale of the securities than it would have received on the day that the portfolio manager decided to sell the securities. Due to the limited secondary market for privately placed securities, the Portfolio's investments in privately placed securities may be considered to be illiquid. To the extent that such securities are considered to be illiquid, the Portfolio's investments in privately placed securities are subject to the Portfolio's 15% limitation on investments in illiquid securities. See "Illiquid Securities" above.

Real Estate Investment Trusts ("REITs"). Each Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Any investment in REITs would be subject to each Portfolio's fundamental investment restriction prohibiting it from investing more than 25% of its total assets in any one industry. REITs generally may be classified as one of three types: equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs, as their name suggests, combine the characteristics of equity REITs and mortgage REITs.

Under the Internal Revenue Code of 1986, as amended, a REIT is not taxed on the income that it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income for each taxable year.

As a result of investing in REITs, a Portfolio may be subject to risks similar to those associated with direct ownership of real estate. Such risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and appeal of properties to tenants, and changes in interest rates.

In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. (For a discussion of the specific risks associated with investments in mortgages, see "Pass-Through Securities" above.) Further, equity and mortgage REITs generally are not diversified and are subject to defaults by borrowers and self-liquidation. A REIT may fail to qualify for the exemption from federal income tax for distributed income or to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended. Even if a company qualifies for taxation as a REIT, it may be subject to certain federal, state, and local taxes on its income and property.

Roll Transactions. The Strategic Income Portfolio also may enter into "roll" transactions, which consist of the sale of Government National Mortgage Association certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The Portfolio intends to treat roll transactions as two separate transactions: (1) a transaction involving the purchase of a security and (2) a transaction involving the sale of a security. Since the Portfolio does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

Short Sales Against the Box. When the portfolio manager believes that the price of a particular security held by a Portfolio will decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security that a Portfolio owns for delivery at a specified date in the future. Each Portfolio will limit its transactions in short sales against the box to 5% of its net assets. If, for example, a Portfolio bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Portfolio might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Portfolio would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Portfolio may also be required to pay a premium for short sales, which would partially offset any gain.

Utilities Securities. The Strategic Income Portfolio may invest in utilities securities. Utilities companies in the United States are generally subject to substantial regulation intended to ensure appropriate standards of review and adequate capacity to meet public demand. Utility rates generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, tend to lag changes in financing costs. Therefore, rate changes can favorably or unfavorably affect the earnings or dividend payouts on utilities securities, depending upon whether rates are increasing or decreasing. The nature of regulation in the United States utilities industry continues to evolve. Although certain companies may profit from regulatory changes, others may become less profitable. Some public utilities companies are facing increased competition due to deregulation, which may reduce these companies' profits. All of these factors, and the factors discussed below, are subject to rapid changes, which may affect utilities companies independent from other market factors.

Electric utility companies historically have been subject to the risks associated with increases in fuel and other operating costs, high interest rates on borrowings, compliance costs associated with environmental, nuclear safety, and other safety regulations, and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators might disallow inclusion of these costs in rate authorizations.

Increasing competition due to past regulatory changes in the telephone communications industry continues to develop. While some companies have benefitted from this increased competition, others may be adversely affected in the future. The telephone and telecommunications industry has undergone rapid growth in some segments. It is, however, also subject to regulatory changes and numerous competitive pressures as new technologies are developed.

Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making their returns more sensitive to energy prices. In addition, several large suppliers have recently suffered financial difficulties, partly as a result of being locked into long-term fixed-price contracts.

Warrants. Each Portfolio may invest in warrants if, after giving effect thereto, not more than 5% of such Portfolio's net assets will be invested in warrants other than warrants acquired in units or attached to other securities. A warrant is a security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time the warrant is issued, for a specific or an indefinite time period. Investing in warrants is purely speculative. A Portfolio will not own the securities represented by a warrant; the Portfolio will merely own the right to buy such securities. In addition, warrants do not carry voting rights, pay dividends, or entitle the warrant holder to any rights with respect to the warrant's issuer.

                                  MANAGEMENT

The management of the Portfolios, including general supervision of the duties performed for the Portfolios under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is fixed at six, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.


=========================================================================================================================
                                            Position and               Principal Occupations
Name and Address                  Age       Offices with Trust         During Past Five Years
=========================================================================================================================


Anthony T. Dean*                  52        Chairman and               President (since July 1996) and Director, formerly
                                            Trustee                    Executive Vice President, of The John Nuveen
                                                                       Company (from March 1992 to July 1996) and of John
                                                                       Nuveen & Co. Incorporated; Director  and President
                                                                       (since July 1996), formerly Executive Vice
                                                                       President (from May 1994 to July 1996) of Nuveen
                                                                       Institutional Advisory Corp. and Nuveen Advisory
                                                                       Corp.; President and Director (since January
                                                                       1997) of Nuveen Asset Management, Inc.; Chairman
                                                                       and Director (since 1997) of Rittenhouse Financial
                                                                       Services, Inc.

Timothy R. Schwertfeger*          48        President and              Chairman (since July 1996) and Director, formerly
                                            Trustee                    Executive Vice President, of The John Nuveen
                                                                       Company (from March 1992 to July 1996) and of John
                                                                       Nuveen & Co. Incorporated; Director and Chairman
                                                                       (since July 1996), formerly Executive Vice
                                                                       President (from May 1994 to July 1996) of Nuveen
                                                                       Institutional Advisory Corp. and Nuveen Advisory
                                                                       Corp.; Chairman and Director (since January 1997)
                                                                       of Nuveen Asset Management, Inc.; Director
                                                                       (since 1996) of Institutional Capital Corporation.

[James E. Bacon]                  67        [Trustee]                  Business consultant; retired.


=========================================================================================================================
                                              Position and             Principal Occupations
Name and Address                   Age        Offices with Trust       During Past Five Years
=========================================================================================================================
[William L. Kissick]                65        [Trustee]                Professor, School of Medicine and the Wharton
                                                                       School of Management and Chairman, Leonard Davis
                                                                       Institute of Health Economics, University of
                                                                       Pennsylvania.

[Thomas E. Leafstrand]              66        [Trustee]                Retired, previously Vice President in charge of
                                                                       Municipal Underwriting and Dealer Sales at The
                                                                       Northern Trust Company.

[Sheila W. Wellington]              66        [Trustee]                President of Catalyst (a not-for-profit
                                                                       organization focusing on women's leadership
                                                                       development in business and the professions).

Bruce P. Bedford                    57        Executive Vice           Executive Vice President of John Nuveen & Co.
333 West Wacker Drive                         President                Incorporated, Nuveen Advisory Corp., Nuveen Asset
Chicago, IL 60606                                                      Management, Inc. (since January 1997) and Nuveen
                                                                       Institutional Advisory Corp. (since January 1997);
                                                                       prior thereto, Chairman and CEO of Flagship
                                                                       Resources Inc. and Flagship Financial Inc. and the
                                                                       Flagship funds.

Alan G. Berkshire                   36        Vice President           Vice President of The John Nuveen Company and John
333 West Wacker Drive                         and Assistant            Nuveen & Co. Incorporated (Since September 1997); Prior
Chicago, IL 60606                             Secretary                thereto, Partner of the law firm of Kirkland & Ellis.

Lorna C. Ferguson                   52        Vice President           Vice President of John Nuveen & Co. Incorporated;
333 West Wacker Drive                                                  Vice President (since January 1998) of Nuveen
Chicago, IL 60606                                                      Advisory Corp. and Nuveen Institutional Advisory
                                                                       Corp.

Steven D. Foy                       43        Vice President           Vice President and Assistant Controller of The John
333 West Wacker Drive                                                  Nuveen Company; Vice President of John Nuveen & Co.
Chicago, Illinois 60606                                                Incorporated.

Larry W. Martin                     46        Vice President           Vice President, Assistant Secretary and Assistant
333 West Wacker Drive                         and Assistant            General Counsel of John Nuveen & Co. Incorporated;
Chicago, IL 60606                             Secretary                Vice President (since May 1993) and Assistant
                                                                       Secretary of Nuveen Advisory Corp; Vice President and
                                                                       Assistant Secretary (since January 1997) of Nuveen
                                                                       Asset Management, Inc. Vice President (since May
                                                                       1993) and Assistant Secretary of Nuveen Institutional
                                                                       Advisory Corp.; Assistant Secretary of The John Nuveen
                                                                       Company (since February 1993).

Edward F. Neild, IV                 32        Vice President           Vice President of Nuveen Advisory Corp. (since
333 West Wacker Drive                                                  September 1996),  Nuveen Asset Management, Inc. (since
Chicago, IL  60606                                                     January 1997) and Nuveen Institutional Advisory Corp.
                                                                       (since May 1997); prior thereto, Assistant
                                                                       Vice President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Chartered Financial
                                                                       Analyst.

O. Walter Renfftlen                 58        Vice President           Vice President and Controller of The John Nuveen
333 West Wacker Drive                         and Controller           Company, John Nuveen & Co. Incorporated, Nuveen
Chicago, IL  60606                                                     Advisory Corp., Nuveen Asset Management, Inc.
                                                                       (since January 1997) and Nuveen Institutional Advisory
                                                                       Corp.

Stuart W. Rogers                    41        Vice President           Vice President of John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606

H. William Stabenow                 63        Vice President           Vice President and Treasurer of The John Nuveen
333 West Wacker Drive                         and Treasurer            Company, John Nuveen & Co. Incorporated, Nuveen
Chicago, IL  60606                                                     Advisory Corp., Nuveen Asset Management, Inc. (since
                                                                       January 1997) and Nuveen Institutional Advisory
                                                                       Corp.

Gifford R. Zimmerman                41        Vice President           Vice President, Assistant Secretary and Associate
333 West Wacker Drive                         and Assistant            General Counsel (since September 1997), previously
Chicago, IL  60606                            Secretary                Assistant General Counsel, of John Nuveen & Co.
                                                                       Incorporated; Vice President and Assistant
                                                                       Secretary of Nuveen Advisory Corp., Nuveen Asset
                                                                       Management, Inc. (since January 1997) and Nuveen
                                                                       Institutional Advisory Corp.

Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are also trustees of nine other open-end and closed-end funds advised by NIAC. Mr. Dean and Mr. Schwertfeger are also directors or trustees, as the case may be, of 94 open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth estimated compensation to be paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's first full fiscal year and the total compensation that the Nuveen Funds paid or accrued to such trustees during fiscal year 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                            Total**
                                                                         Compensation
                                                     Estimated*           From Trust
                                                     Aggregate             and Fund
                                                    Compensation            Complex
                                                      from the              Paid to
           Name of Trustee                             Trust               Trustees
           James E. Bacon                              $1,309              $ 29,000

           William L. Kissick                          $1,309              $ 28,000

           Thomas E. Leafstrand                        $1,460              $ 30,600

           Sheila W. Wellington                        $1,309              $ 28,000
                                                       ------              --------
             TOTAL                                     $5,387              $115,600
                                                       ======              ========


-------------
*The Trust only recently commenced operations on May 1, 1998 and has not yet completed its first full fiscal year. The estimated compensation to be paid by the Trust to the independent trustees for the current fiscal year is a pro rata portion of the total compensation to be paid by the Trust and Fund Complex to the independent trustees based upon the estimated relative net asset value of the Trust as compared to the Fund Complex.

**Based on the compensation paid to the independent trustees for the calendar year ended December 31, 1997 for services to nine open-end and closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC or the portfolio managers receives a $20,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees, and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC. As of the date of this Statement of Additional Information, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each of the Portfolios, and all of the Trust's outstanding shares were owned by the John Nuveen Company, which has provided the seed capital required under the Investment Company Act of 1940.

         TRUST MANAGER, PRINCIPAL UNDERWRITER, AND PORTFOLIO MANAGERS

Trust Manager
NIAC acts as the manager of the Trust, with responsibility for the overall management of each Portfolio. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC, a wholly owned subsidiary of Nuveen, currently manages other investment companies. Nuveen is the principal underwriter and distributor for shares of the Trust and acts as agent of the Trust in the sale of its shares. The offering of shares is continuous, although Nuveen and the Trust reserve the right to cease the offer of shares at any time. Nuveen provides distribution services at no charge to the Trust.

Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securities. Over 1,000,000 individuals have invested to date in Nuveen investment products. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Portfolio Managers

NIAC manages the Strategic Income Portfolio's investment portfolio. NIAC provides continuous advice and recommendations concerning the Portfolio's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.

Institutional Capital

For the Balanced Portfolio, the Growth and Income Portfolio, and the European Value Portfolio, NIAC has entered into a Sub-Advisory Agreement with Institutional Capital under which Institutional Capital, subject to NIAC's supervision, manages each Portfolio's investment portfolio. Institutional Capital was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Institutional Capital is compensated by NIAC for its investment advisory services to the Portfolios.

With regard to Portfolio assets subject to the Sub-Advisory Agreement, Institutional Capital provides continuous advice and recommendations concerning the Portfolio's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. Institutional Capital also serves as investment adviser to other registered investment companies and to pension and profit-sharing plans, and other institutional and private investors. As of March 31, 1998 Institutional Capital had approximately $10 billion under management.

Rittenhouse

For the Blue Chip Growth Portfolio, NIAC has entered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse, subject to NIAC's supervision, manages each Portfolio's investment portfolios. Rittenhouse is an institutional investment management firm incorporated in 1983 and based in Radnor, Pennsylvania. Rittenhouse is compensated by NIAC for its investment advisory services to the Portfolios.

With regard to the Portfolio assets subject to the Sub-Advisory Agreement, Rittenhouse provides continuous advice and recommendations concerning the Portfolios' investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. Rittenhouse also serves as investment adviser to pension and profit-sharing plans and other institutional and private investors. As of March 31, 1998, Rittenhouse had approximately $10 billion under management.

For the International Equity Portfolio, NIAC has entered into a Sub-Advisory Agreement with __________ under which __________, subject to NIAC's supervision, manages the Portfolio's investment portfolio.


                             PORTFOLIO TRANSACTIONS

Each portfolio manager is responsible for decisions to buy and sell securities for the Portfolio or Portfolios that it manages and for the placement of such Portfolios' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of each Portfolio manager to seek the best execution at the best security price available with respect to each transaction and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to a Portfolio means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, issuers. Commissions will be paid on the Portfolios' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Portfolios may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, each Portfolio manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Portfolio's shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, each portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if a portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the portfolio manager or the Portfolio or Portfolios that the portfolio manager manages. The portfolio managers believe that the research information received in this manner provides the Portfolios with benefits by supplementing the research otherwise available to the Portfolios. The Management Agreement and the Sub-Advisory Agreements each provide that such higher commissions will not be paid by the Portfolios unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Portfolios to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to the portfolio managers under each Sub-Advisory Agreement are not reduced as a result of receipt by the portfolio managers of research services.

Each portfolio manager places portfolio transactions for other advisory accounts that it manages. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the portfolio managers in servicing all of their accounts; not all of such services may be used by the portfolio managers in connection with the Portfolios. The portfolio managers believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Portfolios) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the portfolio managers believe such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis. The portfolio managers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations between the Portfolio and other advisory accounts, the main factors the portfolio managers consider are each Portfolio's or account's respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

Under the Investment Company Act of 1940, a Portfolio may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Portfolio, the amount of securities that may be purchased in any one issue, and the assets of the Portfolio that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

As stated in the Prospectus, each Portfolio's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of a Portfolio will be computed by dividing the value of the Portfolio's assets, less its liabilities, by the number of shares the Portfolio has outstanding.

                                 TAX MATTERS

As described in the Prospectus, each of the Portfolios will be treated as a separate entity, and intends to qualify under, Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Portfolio must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to the Separate Account shareholders. First, the Portfolio must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Portfolio must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Portfolio and engaged in the same, similar, or related trades or businesses.

The Portfolios serve as investment vehicles for the variable contracts of insurance companies. The Separate Accounts must satisfy the quarterly diversification requirements of Section 817(h) of the Code and the Treasury regulations thereunder, which apply to funds that serve solely as the funding vehicles for separate accounts. Typically, for a Portfolio to meet these investment diversification requirements, Treasury regulations require that no more than 55% of the total value of the assets of such Portfolio may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments, and no more than 90% by four investments. For purposes of these regulations, all securities of the same issuer are generally treated as a single investment. With respect to U.S. Government securities (including any security that is issued, guaranteed, or insured by the United States or an instrumentality of the United States), each governmental agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. If Portfolio investments are not adequately diversified under Code Section 817(h), the earnings of all Contracts invested, in whole or in part, in the Portfolios will be currently taxable to the Contract owners. There is a 30-day period after the end of each calendar-year quarter in which to cure any noncompliance.

As a regulated investment company, a Portfolio will not be subject to federal income tax in any taxable year for which it distributes at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and which is reduced by deductible expenses). A Portfolio may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Portfolio retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. Each Portfolio intends to distribute at least annually all or substantially all of its investment company taxable income and net capital gain, if any.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable-year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

If any of the Portfolios engage in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Portfolio, defer a Portfolio's losses, cause adjustments in the holding periods of a Portfolio's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses.

Dividends paid by a Portfolio from ordinary income, and distributions of a Portfolio's net realized short-term capital gains, are treated as ordinary income in the hands of a Separate Account shareholder. Under the Code, any distributions designated as being made from net capital gains will be treated as long-term capital gains in the hands of a Separate Account shareholder, regardless of the holding period of such Separate Account. Any loss on the sale of Portfolio shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a Separate Account receives net capital gain distributions on such shares.

In order to avoid a 4% federal excise tax, each Portfolio must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Portfolio paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. Each Portfolio intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

If in any year a Portfolio should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Portfolio would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Portfolio's available earnings and profits.

Foreign exchange gains and losses realized by the Portfolios in connection with certain transactions are subject to Section 988 of the Code, which generally causes gains and losses to be treated as ordinary income and losses. Such gains and losses may affect the amount, timing, and character of distributions to shareholders. For example, if the Portfolio sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, the currency gain or loss may be treated as ordinary income or loss.

The European Value Portfolio and the International Equity Portfolio each may qualify for and make an election permitted under the "pass-through" provisions of Section 853 of the Code, which allow a regulated investment company to have its foreign tax credit taken by its shareholders (the Separate Accounts) instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Portfolio's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Portfolio must have distributed at least 90% of its taxable income.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Portfolios, the Board of Trustees will promptly review the Portfolios' policies to determine whether significant changes in their investments are appropriate.

Contract owners should refer to the Prospectus for the Separate Accounts and Contracts for information regarding the federal income tax treatment of distributions made by the Portfolios to the Separate Accounts and the circumstances under which distributions may be made from the Separate Accounts to Contract owners.

The Trust may be subject to state or local taxes in certain states where it is deemed to be doing business. Further, the state tax treatment of the Trust and of the insurance companies, with respect to investments made by their Separate Accounts in the Portfolios, may differ from federal tax treatment. Appropriate tax advisers should be consulted with respect to questions arising under federal, state, and local tax law.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Portfolios. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Portfolio transactions. Potential purchasers of Portfolio shares should consult their own tax advisers for more detailed information concerning the federal taxation of the Portfolios with specific reference to their own tax situation.

                            PERFORMANCE INFORMATION

The historical investment performance of the Portfolios may be shown in the form of "average annual total return" and "cumulative total return." The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Portfolio shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period), and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Portfolio shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Portfolio shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

From time to time, each Portfolio may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Portfolio may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a Portfolio, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a Portfolio had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for shares of a Portfolio and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Returns and net asset value of the Portfolios will fluctuate. Factors affecting the performance of the Portfolios include general market conditions, operating expenses, and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Portfolios are redeemable at net asset value, which may be more or less than original cost.

In advertising and sales literature, a Portfolio may also compare its performance with that of (1) the Consumer Price Index and (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services, or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Portfolios for any future period.

There are differences and similarities between the investments that the Portfolios may purchase and the investments measured by the indexes and reporting services that are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

The discussion of performance information for the Portfolios presented below does not take into account the fees and charges that a Contract owner may incur at the Separate Account level or at the Contract level. Therefore, Contract owners should note that any performance figures computed in accordance with the procedures described above must be further reduced by the fees and charges incurred at the Separate Account and Contract levels. Performance for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable information for a Separate Account to which the Portfolio offers its shares.

The information shown below reflects the past performance achieved by the portfolio managers in managing common trust funds, mutual funds, separate accounts, and/or institutional private accounts and does not reflect the past performance of the Portfolios, which have no operating history of their own. Past performance is not predictive of future results.

Balanced Portfolio

The table below presents annual investment returns for the Institutional Capital Balanced Composite for the one-, five-, and ten-year periods ended on December 31, 1997. The Institutional Capital Balanced Composite represents the composite performance of the ___ managed accounts totaling approximately $700 million as of December 31, 1997 and one registered management investment company with assets totaling approximately $_____ as of December 31, 1997 for which Institutional Capital Corporation serves as investment adviser and that have substantially the same investment objectives and policies as the Portfolio.


                                        Annual Total Returns (as of 12/31/97)
---------------------------------------------------------------------------------------------------------------------
                                                1-Year                     5-Year                     10-Year
Institutional Capital Balanced Composite        18.65%                     14.67%                     14.59%
---------------------------------------------------------------------------------------------------------------------


Growth and Income Portfolio

The table below presents annual investment returns for the Institutional Capital Discretionary Equity Composite for the one-, five-, and ten-year periods ended on December 31, 1997. The Institutional Capital Discretionary Equity Composite represents the composite performance of the ____ managed accounts totaling approximately $4.1 billion as of December 31, 1997 and ___ registered management investment companies with assets totaling approximately $______ December 31, 1997 for which Institutional Capital Corporation serves as investment adviser and that have substantially the same investment objectives and policies as the Portfolio.


                                        Annual Total Returns (as of 12/31/97)
---------------------------------------------------------------------------------------------------------------------
                                                1-Year                     5-Year                     10-Year
Institutional Capital Discretionary
 Equity Composite                               28.39%                     20.74%                     17.92%
---------------------------------------------------------------------------------------------------------------------

Blue Chip Growth Portfolio

The table below presents the annual investment returns for the Rittenhouse Blended Equity Composite for the one-, five-, and ten-year periods ended on December 31, 1997. The Rittenhouse Blended Equity Composite represents the composite performance of the ____ managed accounts totaling $2.9 billion as of December 31, 1997 for which Rittenhouse Financial Services, Inc. serves as investment adviser and that have substantially the same investment objectives and policies as the Portfolio.



                                        Annual Total Returns (as of 12/31/97)
---------------------------------------------------------------------------------------------------------------------
                                                1-Year                     5-Year                     10-Year
Rittenhouse Blended Equity Composite            36.78%                     18.04%                     17.57%
---------------------------------------------------------------------------------------------------------------------

European Value Portfolio

The table below presents the annual investment returns for a single separate account funded and managed by Institutional Capital from January 1, 1997 to December 31, 1997 that pursued substantially the same investment objective, policies, and strategies, and employed the same management style, as that of the European Value Portfolio. As of December 31, 1997, the separate account totaled approximately $2.5 million. Also presented below is the performance of a registered investment company managed by Institutional Capital, which commenced operations on December 31, 1997, that pursues substantially the same investment objective, policies, and strategies, and employs the same management style, as that of the European Value Portfolio. As of _______, 1998, this investment company had assets totaling approximately $__________ million.

                      Institutional Capital       Institutional Capital
  Time Period             Euro Account                  Euro Fund          MSCI Europe Index
1/1/97-12/31/97              29.85%                        N/A                  24.20%

1/1/98-                        N/A

International Equity Portfolio

The table below presents annual investment returns for the _____________ Composite for the [one-, five-, and ten-year] periods ended on December 31, 1997. The _____________Composite represents the composite performance of the ___ managed accounts totaling $____________ as of December 31, 1997 for which
_________________ serves as investment adviser and that have substantially the same investment objectives and polices as the Portfolio.



                                        Annual Total Returns (as of 12/31/97)
---------------------------------------------------------------------------------------------------------------------
                                                1-Year                     5-Year                     10-Year
_________ Composite                             _____%                     _____%                     ______%
---------------------------------------------------------------------------------------------------------------------

         INDEPENDENT PUBLIC ACCOUNTANTS, ADMINISTRATOR, AND CUSTODIAN

___________________, independent public accountants, have been selected as auditors for the Trust. In addition to audit services, _________________ will provide consultation and assistance on accounting, internal control, tax and related matters.

Pursuant to an agreement between the Trust and The Minnesota Mutual Life Insurance Company, Minnesota Mutual provides administrative services to the Trust for a fee of .10% of the average daily net assets annually. Such administrative services include coordinating matters related to the separate accounts, maintaining books and records of the separate accounts, and preparing any necessary documents for filing with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required.

The custodian of the assets of the Portfolios is The Chase Manhattan Bank, 770 Broadway, New York, New York 10003. The custodian performs custodial, fund accounting and portfolio accounting services.

                              FINANCIAL STATEMENTS

                      Nuveen Tax-Deferred Investment Trust

                   [To be filed by pre-effective amendment.]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                   [To be filed by pre-effective amendment.]

                      APPENDIX A--RATINGS OF INVESTMENTS


Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:


                                 Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   2.  Nature of and provisions of the obligation;

   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal, and differs from the highest-rated issues only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade Rating   Debt rated 'BB,' 'B,' 'CCC,' 'CC' and 'C' is regarded
                           as having predominantly speculative characteristics, with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                           The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                           The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                           Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


                                Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:


A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                                 Long Term Debt

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future can not be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

__Leading market positions in well-established industries.

__High rates of return on funds employed.

__Conservative capitalization structure with moderate reliance on debt and ample asset protection.

__Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

__Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Duff & Phelps, Inc., A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 Long Term Debt

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.


Rating Scale   Definition
AAA            Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+

AA

AA- High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

A+

A

A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+

BBB

BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+

BB

BB- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes.
               Overall quality may move up or down frequently within this category.

B+

B

B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.

               Protection factors are narrow, and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP             Preferred stock with dividend arrearages.

                            Short-Term Debt Ratings

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit-sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

Rating     Definition
Scale:
D-1+       High Grade

           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
           Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2        Good Grade

           Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3        Satisfactory Grade

           Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4        Non-Investment Grade

           Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5        Default

           Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc. -- A brief description of the applicable Fitch Investors Service, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 Long Term Debt

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

       The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

       Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories can not fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C      Bonds are in imminent default in payment of interest or principal.

DDD,   Bonds are in default on interest and/or principal payments. Such bonds
DD     are extremely speculative and should be valued on the basis of their and D ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

                              Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2 Good Credit Quality Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3 Fair Credit Quality Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Item 24.  Financial Statements and Exhibits.
          ---------------------------------

(a)  Financial Statements:

     The following financial statements are filed as part of this Registration Statement.

     Included in Part A--Prospectus:

     Not applicable.

     Included in Part B--Statement of Additional Information:

     To be filed by Post-Effective Amendment.

(b)  Exhibits:

     (1)  (a)  Declaration of Trust
     (1) (b) Establishment and Designation of Series of Shares of Beneficial Interest
     (2)       By-Laws
     (3)       Not Applicable
     (4)       Not Applicable
     (5)       To be filed by Pre-Effective Amendment
     (6)       To be filed by Pre-Effective Amendment
     (7)       Not Applicable
     (8)       To be filed by Pre-Effective Amendment
     (9)       To be filed by Pre-Effective Amendment
     (10)      To be filed by Pre-Effective Amendment
     (11)      To be filed by Pre-Effective Amendment
     (12)      Not Applicable
     (13)      To be filed by Pre-Effective Amendment
     (14)      Not Applicable
     (15)      Not Applicable
     (16)      Not Applicable

     (27)      Financial Data Schedule--To be filed by Pre-Effective Amendment

Item 25.  Persons Controlled by or under Common Control with Registrant.
          -------------------------------------------------------------

As of the date of this registration statement, Registrant has no shares outstanding.

To be updated by Pre-Effective Amendment.

Item 26.  Number of Holders of Securities.
          -------------------------------

     As of the date of this registration statement, the number of record holders of the Nuveen Tax-Deferred Investment Trust was as follows:


Title of Class                    Number of Record Holders
--------------                    ------------------------

Strategic Income Portfolio                   0
Balanced Portfolio                           0
Growth and Income Portfolio                  0
Blue Chip Growth Portfolio                   0
European Value Portfolio                     0
International Equity Portfolio               0

To be updated by Pre-Effective Amendment.

Item 27.  Indemnification.
          ---------------

Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

     (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

     (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant, and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NIAC appears below:

                                                 OTHER BUSINESS, PROFESSION,
NAME AND POSITION WITH                             VOCATION, OR EMPLOYMENT
         NIAC                                        DURING PAST 2 YEARS
--------------------------------------------------------------------------------
John P. Amboian                              Executive Vice President and
  Executive Vice President                   Secretary of The John Nuveen
                                             Company; Executive Vice President
                                             of John Nuveen & Co. Incorporated,
                                             Nuveen Advisory Corp. and Nuveen
                                             Asset Management, Inc. and
                                             Executive Vice President and
                                             Director of Rittenhouse Financial
                                             Services, Inc.

Jerome S. Contro                             Vice President of Nuveen Asset
  Vice President                             Management, Inc.

Clifton L. Fenton                            Vice President of John Nuveen & Co.
  Vice President                             Incorporated

Kathleen M. Flanagan                         Vice President of John Nuveen & Co.
  Vice President                             Incorporated; Vice President (since
                                             June 1996) of Nuveen Advisory Corp.

Thomas C. Spaulding                          Vice President of Nuveen Advisory
  Vice President                             Corp.

Ronald E. Toupin, Jr.                        Vice President of Nuveen Asset
  Vice President                             Management, Inc.

(b) Institutional Capital Corporation (Institutional Capital) acts as sub-investment adviser to the Registrant and as investment adviser to the ICAP Funds, Inc. and to separately managed accounts, and as sub-investment adviser to the Growth and Income, Core Value, and European Value Portfolios.

The following is a listing of any other business, profession, vocation, or employment of a substantial nature in which each director and officer of Institutional Capital is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee. The principal business address for each person is 225 W. Wacker Drive, Chicago, IL 60606.


    NAME AND POSITION(S)                OTHER BUSINESS, PROFESSION, VOCATION, OR
 WITH INSTITUTIONAL CAPITAL                  EMPLOYMENT DURING PAST 2 YEARS
--------------------------------------------------------------------------------
Robert H. Lyon                          President and a Director of the ICAP
  President, Chief Investment           Funds, Inc. (since its inception in
  Officer and Director                  December 1994).

Pamela H. Conroy                        Vice President, Treasurer, and a
  Senior Vice President                 Director of ICAP Funds, Inc.
  and Director                          (since its inception in December 1994).

Donald D. Niemann                       Vice President and Secretary of ICAP
  Executive Vice President              Funds, Inc. (since its inception in
  and Director                          December 1994) and a Director (since
                                        July 1995).

Gary S. Maurer                          Director of ICAP Funds, Inc. (since its
  Executive Vice President              inception in December 1994).
  and Director

Barbara C. Schanmier                    None
  Senior Vice President and
  Director

(c) Rittenhouse Financial Services, Inc. (Rittenhouse) acts as sub-investment adviser to the Registrant and serves as investment adviser to separately managed accounts. The following is a listing of any other business, profession, vocation, or employment of a substantial nature in which each director and officer of Rittenhouse is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee. The principal business address for each person is Two Radnor Corporate Center, Suite 400, Radnor, PA 19087, except Messrs. Dean and Amboian's address is 333 W. Wacker Drive, Chicago, IL 60606:


NAME AND POSITION(S)                   OTHER BUSINESS, PROFESSION, VOCATION, OR
WITH RITTENHOUSE                       EMPLOYMENT DURING PAST 2 YEARS
-------------------------------------------------------------------------------
John P. Amboian                        Executive Vice President of Nuveen
  Director                             Institutional Advisory Corp.

George W. Connell, Sr.                 CEO of Rittenhouse Trust Company
  Chief Investment Officer

William L. Conrad                      None
  Vice President

Anthony T. Dean                        President (since July 1996) and Director,
  Director                             formerly Executive Vice President, of The
                                       John Nuveen Company and John Nuveen & Co.
                                       Incorporated; Director and President
                                       (since July 1996), formerly Executive
                                       Vice President (from May 1994 to July
                                       1996) of Nuveen Institutional Advisory
                                       Corp. and Nuveen Advisory Corp.

Richard D. Hughes                      Vice President of Nuveen Asset Management
  President and                        Incorporated
    Director

Michael H. Lewers                      None
  Vice President

Marion R. Metzbower                    None
  Chief Compliance Officer

Cynthia A. Stains                      None
  Chief Financial Officer

John P. Waterman                       Director of Modern Group, LTD.
  Vice President


Item 29.  Principal Underwriters.
          ----------------------

     (a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies:
Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., Nuveen Investment Trust, Nuveen Investment Trust II, and the Registrant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)
Name and Principal          Positions and Offices          Positions and Offices
Business Address            with Underwriter               with Registrant
---------------------------------------------------------------------------------
Anthony T. Dean             President, Chief Operating     Chairman and Trustee
333 West Wacker Drive       Officer and Director
Chicago, IL 60606

Timothy R. Schwertfeger     Chairman of the Board,         President and Trustee
333 West Wacker Drive       Chief Executive Officer,
Chicago, IL 60606           and Director

John P. Amboian             Executive Vice President       None
333 West Wacker Drive
Chicago, IL 60606

Bruce P. Bedford            Executive Vice President       Executive Vice President
333 West Wacker Drive
Chicago, IL 60606

William Adams IV            Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Richard P. Davis            Vice President                 None
One South Main Street
Dayton, OH 45402

Clifton L. Fenton           Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Kathleen M. Flanagan        Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Stephen D. Foy              Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Robert D. Freeland          Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Michael G. Gaffney          Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Anna R. Kucinskis           Vice President                 Vice President
333 West Wacker Drive
Chicago, IL 60606

Robert B. Kuppenheimer      Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Larry W. Martin             Vice President and             Vice President and
333 West Wacker Drive       Assistant Secretary            Assistant Secretary
Chicago, IL 60606

Thomas C. Muntz             Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

O. Walter Renfftlen         Vice President                 Vice President and
333 West Wacker Drive       and Controller                 Controller
Chicago, IL 60606

Stuart W. Rogers            Vice President                 Vice President
333 West Wacker Drive
Chicago, IL 60606

Bradford W. Shaw, Jr.       Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

H. William Stabenow         Vice President                 Vice President and
333 West Wacker Drive       and Treasurer                  Treasurer
Chicago, IL 60606

Paul C. Williams            Vice President                 None
333 West Wacker Drive
Chicago, IL 60606

Gifford R. Zimmerman        Vice President                 Vice President and
333 West Wacker Drive       and Assistant Secretary        Assistant Secretary
Chicago, IL 60606

(c) Not applicable.


Item 30.  Location of Accounts and Records.
          --------------------------------

Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant, and all other required records not maintained by Nuveen Institutional Advisory Corp.

Item 31.  Management Services.
          -------------------

          Not applicable.

Item 32.  Undertakings.
          ------------

     (a)  Not applicable.

     (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act registration statement.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Chicago, and State of Illinois on the 13th day of March, 1998.


                                  NUVEEN TAX-DEFERRED INVESTMENT TRUST



                                  By:    /s/ Gifford R. Zimmerman
                                      ------------------------------------
                                      Gifford R. Zimmerman, Vice President



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.



Signature                  Title                      Date
---------                  -----                      ----

/s/ O. Walter Renfftlen    Controller (Principal      March 13, 1998
-----------------------    Financial and Accounting
O. Walter Renfftlen        Officer)

Timothy R. Schwertfeger    President and Trustee  )
                                                  )
                                                  )By: Gifford R. Zimmerman
                                                  )   ---------------------
Anthony T. Dean            Chairman and Trustee   )    Attorney-in-Fact
                           (Principal Executive   )
                           Officer)               )
                                                  )


Original powers of attorney authorizing, among others, Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of Messrs. Schwertfeger and Dean have been executed and filed with the Securities and Exchange Commission and are incorporated herein by reference.

                                 Exhibit Index
                                 -------------

Exhibit
Number    Title
-------   -----

(1)(a)    Declaration of Trust                         Filed Herewith

(1)(b)    Establishment and Designation of Series of   Filed Herewith
          Shares of Beneficial Interest

(2)       Bylaws                                       Filed Herewith

(3)       Voting Trust Agreements                      Not Applicable

(4)       Specimen Securities                          To Be Filed by
                                                       Pre-Effective
                                                       Amendment

(5)       Advisory Contracts                           To Be Filed by
                                                       Pre-Effective
                                                       Amendment

(6)       Underwriting Contracts                       To Be Filed by
                                                       Pre-Effective
                                                       Amendment

(7)       Bonus, Profit Sharing or Pension Contracts   Not Applicable

(8)       Custody Agreement between Registrant and     To Be Filed by
          The Chase Manhattan Bank                     Pre-Effective
                                                       Amendment

(9)       Administrative Services Agreement            To Be Filed by
                                                       Pre-Effective
                                                       Amendment

(10)      Opinion and Consent of Counsel               To Be Filed by
                                                       Pre-Effective
                                                       Amendment

(11)      Auditor's Consent                            To Be Filed by
                                                       Pre-Effective
                                                       Amendment

(12)      Financial Statements                         Not Applicable

(13)      Subscription Agreement                       To Be Filed by
                                                       Pre-Effective
                                                       Amendment

(14)      Model Retirement Plan                        Not Applicable

(15)      12b-1 Plan                                   Not Applicable

(16)      Schedule for Computation of Performance      Not Applicable
          Calculations


(27)      Financial Data Schedule                      To Be Filed by
                                                       Pre-Effective
                                                       Amendment